--------------------------------------------------------------------------------
                                                         ANNUAL REPORT
THE HIRTLE CALLAGHAN TRUST

                                 June 30, 1998

We are pleased to present the June 30, 1998 annual report for The Hirtle Callaghan Trust.

The Hirtle Callaghan Trust ("the Trust"), a diversified open-end management investment company, was organized by Hirtle, Callaghan & Co., Inc. to enhance Hirtle Callaghan's ability to acquire the services of independent, specialist money management organizations for the clients Hirtle Callaghan serves. The Trust currently consists of seven separate investment portfolios. Day-to-day portfolio management services are provided to each of the Trust's Portfolios by one or more independent money management organizations, selected by, and under the general supervision of, the Trust's Board of Trustees.

Shares of the Trust are available exclusively to investors who are clients of Hirtle Callaghan or clients of financial intermediaries, such as investment advisers, acting in a fiduciary capacity with investment discretion, that have established relationships with Hirtle Callaghan.

Five of the Trust's Portfolios are covered in this report as follows:



--------------------------------------------------------------------------------
  THE PORTFOLIOS

 THE VALUE EQUITY PORTFOLIO, seeks total return by investing in a diversified portfolio of equity securities of large companies with relatively low price-earnings ratios and high dividend yields.

 THE GROWTH EQUITY PORTFOLIO, seeks capital appreciation by investing in a diversified portfolio of equity securities of large and mid-capitalization companies with superior prospects for earnings growth.

 THE SMALL CAPITALIZATION EQUITY PORTFOLIO, seeks capital appreciation by investing in a diversified portfolio of equity securities of small-capitalization companies.

 THE INTERNATIONAL EQUITY PORTFOLIO, seeks total return by investing in a diversified portfolio of equity securities of companies based in developed countries other than the United States of America.

 THE LIMITED DURATION MUNICIPAL BOND PORTFOLIO, seeks current income exempt from Federal income tax by investing in a diversified portfolio of relatively short duration municipal notes.
--------------------------------------------------------------------------------

The following discussion summarizes those factors, including relevant market conditions and the investment strategies and techniques of each of the Investment Managers that materially affected the performance of the respective Portfolios during the Trust's year ending June 30, 1998.

                      ECONOMIC/CAPITAL MARKETS COMMENTARY

During the Trust's fiscal year, investors in both the stock and bond markets, much like last year, spent a great deal of time speculating on the strength of the economy. As the year progressed, however, this debate clarified itself. The turmoil in Asian markets began in your first fiscal quarter and crested in the second, with secondary shock waves still being felt. The debate concerning U.S. economic growth slowly shifted to one concerning the impact of the "Asian flu," with the consensus initially being that it was not a major concern to our economy. This persisted until the end of the fiscal year (June 30, 1998), but as we enter the new year, it is more generally accepted that Asia is, indeed, impacting our economy and our equity market earnings picture.

The evolving economic slowdown produced a favorable bond market environment, while the equity markets around the world experienced heightened levels of volatility.

                                          1FQ98  2FQ98  3FQ98  4FQ98  FISCAL 98
                                          ------ ------ ------ ------ ---------
     S&P 500.............................  7.52%  2.87% 13.95%  3.30%  30.21%
     Russell 2000........................ 14.88% -3.35% 10.06% -4.66%  16.50%
     EAFE................................ -0.64% -7.77% 14.79%  1.13%   6.38%
     Lehman Aggregate Bond Index.........  3.33%  2.95%  1.54%  2.34%  10.54%

The index averages mask a great deal of internal turmoil. Note the very high performance differential between large (S&P 500) and small (Russell 2000) capitalization equities. The S&P 500 index was driven by its very largest components, while all other more diverse indices were considerably weaker. In the portfolio discussions that follow, we will be examining the continuing challenges that active managers have faced.

Performance comparisons for each Portfolio are provided relative to their respective benchmarks. In addition, the discussion includes comparisons between the performance achieved by the Portfolios and their individual Investment Managers against two peer group indicators, each compiled by independent statistical monitoring organizations. The first of these, Evaluation Associates, Inc. (EAI) is an institutional investment management consulting organization that monitors and reports performance results on active equity and fixed income managers. The second, Morningstar, Inc. (Morningstar) is an independent organization that tracks the performance of mutual funds.

                          THE VALUE EQUITY PORTFOLIO

The investment objective of this Portfolio is to provide total return consisting of capital appreciation and current income. In accordance with its investment policies, this Portfolio is oriented toward large capitalization equities with relatively lower price-earnings ratios and higher dividend income than the average range for stocks included in the Standard & Poor's 500 Stock Index. As of June 30, 1998, the Portfolio's managers were Hotchkis and Wiley (Hotchkis) and Institutional Capital Corporation (ICAP).

As can be seen from the table below*, both managers have constructed portfolios whose characteristics are consistent with the Trust's policies.

                                            P/E RATIO  YIELD  AVERAGE MARKET CAP
                                            ---------- ------ ------------------
     S&P 500 Index.........................   30.8x     1.4%    $70.6 billion
     Total Portfolio.......................   23.1x     2.0%    $26.4 billion
     Hotchkis and Wiley....................   20.2x     2.8%    $20.6 billion
     Institutional Capital.................   24.9x     1.4%    $30.1 billion

    *Source: Evaluation Associates as of June 30, 1998

For the fiscal year ended June 30, 1998, the Hirtle Callaghan (HC) Value Equity Portfolio had a total return of 23.42%, which compares to the S&P 500 Index return of 30.21%. The chart below shows the performance of the HC Value Equity Portfolio in the context of the median performance of the EAI and Morningstar peer group indicators:



                 --------------------------------------------
                     HC Trust Value Portfolio       23.42%
                 --------------------------------------------
                     S&P 500 Index                  30.21%
                 --------------------------------------------
                     EAI Large Cap Value            22.90%
                 --------------------------------------------
                     Morningstar Large Cap Value    20.94%
                 --------------------------------------------

Note that your managers outperformed their peer groups. Not shown is the fact that your two managers delivered their better-than-peer-group performance at different times throughout the period. Hotchkis outperformed ICAP in the first two fiscal quarters and ICAP bested Hotchkis in the final two. They focus on different segments of the value universe and are expected to add value at different times. This diversification benefit was very evident in the last year, which was not only a difficult one for active managers in general, but especially so for managers concentrating on the value sector.


                            Value Equity Portfolio

   Value of a $10,000 Investment
   -------------------------------------------------------------------------
                           Value Equity Portfolio      S&P 500 Stock Index
   -------------------------------------------------------------------------
                8/25/95            10000                      10000
   -------------------------------------------------------------------------
                9/30/95            10340                      10419
   -------------------------------------------------------------------------
               12/31/95            10960                      11040
   -------------------------------------------------------------------------
                3/31/96            11507                      11640
   -------------------------------------------------------------------------
                6/30/96            11728                      12165
   -------------------------------------------------------------------------
                9/30/96            12071                      12538
   -------------------------------------------------------------------------
               12/31/96            13288                      13588
   -------------------------------------------------------------------------
                3/31/97            13735                      13943
   -------------------------------------------------------------------------
                6/30/97            15867                      16382
   -------------------------------------------------------------------------
                9/30/97            17441                      17614
   -------------------------------------------------------------------------
               12/31/97            17390                      18121
   -------------------------------------------------------------------------
                3/31/98            19331                      20649
   -------------------------------------------------------------------------
                6/30/98            19582                      21331
   -------------------------------------------------------------------------



                                            --------------------------------
                                              Average Annual Total Return
                                                  As of June 30, 1998
                                            --------------------------------
                                                                Since
                                                              Inception
                                                1 Year        (8/25/95)
                                            --------------------------------
                                                23.42%          26.60%
                                            --------------------------------

The Portfolio's performance is compared to the Standard & Poor's 500 Stock Index, which represents the performance of the U.S. stock market as a whole. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Hirtle Callaghan Value Equity Portfolio reflects the deduction of fees for these value added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                          THE GROWTH EQUITY PORTFOLIO

The investment objective of this Portfolio is to provide capital appreciation, with income as a secondary consideration. In accordance with its investment policies, this Portfolio is oriented toward large capitalization, equity securities with an emphasis on long-term earnings growth potential and relatively higher price-earnings ratios and lower dividend yields than the average range for stocks included in the Standard & Poor's 500 Stock Index. As of June 30, 1998, the Portfolio's managers were Jennison Associates LLC (Jennison) and Goldman Sachs Asset Management (Goldman).

As can be seen from the table below*, both managers have constructed portfolios whose characteristics are consistent with the Trust's policies. However, Jennison and Goldman have differing assignments within the growth segment of the large capitalization arena. Jennison concentrates on the largest, fastest growing multinational companies in the large capitalization growth area, while Goldman focuses on the entire large capitalization growth segment.

                                              P/E RATIO YIELD AVERAGE MARKET CAP
                                              --------- ----- ------------------
     S&P 500 Index...........................   30.8x   1.4%    $70.6 billion
     Total Portfolio.........................   32.8x   0.7%    $54.9 billion
     Jennison................................   35.6x   0.7%    $50.9 billion
     Goldman.................................   28.2x   0.7%    $62.4 billion

    *Source: Evaluation Associates as of June 30, 1998

For the fiscal year ended June 30, 1998, the HC Growth Equity Portfolio had a total return of 37.00%, which compares to the S&P 500 Index return of 30.21%. The chart below shows the performance of the HC Growth Equity Portfolio in the context of the median performance of the EAI and Morningstar peer group indicators:



                  -------------------------------------------
                     HC Trust Growth Portfolio      37.00%
                  -------------------------------------------
                     S&P 500 Index                  30.21%
                  -------------------------------------------
                     EAI Large Cap Growth           31.90%
                  -------------------------------------------
                     Morningstar Large Cap Growth   30.94%
                  -------------------------------------------

Note that your managers substantially outperformed their peer groups. Again, much like the Value Portfolio managers, the two growth managers added value to their index and peer group comparisons. Also important, each manager added value at different times, a key strength the diversification they provided.

A manager change was made during the fiscal year. Goldman Sachs Asset Management replaced Westfield Capital Management on October 1, 1997. As the market in general advanced, the growth segment grew substantially, and Westfield's mid capitalization focus continued to drift away from the core objective of the Growth Portfolio. Accordingly, a search was conducted and Goldman was selected.

The style Goldman utilizes is a unique, quantitative method of stock selection that results in a portfolio which resembles many of the characteristics of the large capitalization growth segment, yet allows for value added to that index. Their approach, along with rigorous risk controls, have led to consistent returns relative to appropriate benchmarks and peer groups.


                           Growth Equity Portfolio

   Value of a $10,000 Investment
   -------------------------------------------------------------------------
                           Growth Equity Portfolio      S&P 500 Stock Index
   -------------------------------------------------------------------------
                 8/8/95            10000                      10000
   -------------------------------------------------------------------------
                9/30/95            10310                      10447
   -------------------------------------------------------------------------
               12/31/95            10240                      11070
   -------------------------------------------------------------------------
                3/31/96            10673                      11671
   -------------------------------------------------------------------------
                6/30/96            11169                      12198
   -------------------------------------------------------------------------
                9/30/96            11487                      12572
   -------------------------------------------------------------------------
               12/31/96            12299                      13624
   -------------------------------------------------------------------------
                3/31/97            11812                      13980
   -------------------------------------------------------------------------
                6/30/97            13830                      16426
   -------------------------------------------------------------------------
                9/30/97            16065                      17662
   -------------------------------------------------------------------------
               12/31/97            15748                      18169
   -------------------------------------------------------------------------
                3/31/98            18144                      20704
   -------------------------------------------------------------------------
                6/30/98            18947                      21388
   -------------------------------------------------------------------------



                                            --------------------------------
                                              Average Annual Total Return
                                                  As of June 30, 1998
                                            --------------------------------
                                                                Since
                                                              Inception
                                                1 Year        (8/8/95)
                                            --------------------------------
                                                37.00%          24.69%
                                            --------------------------------

The Portfolio's performance is compared to the Standard & Poor's 500 Stock index, which represents the performance of the U.S. stock market as a whole. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Hirtle Callaghan Growth Equity Portfolio reflects the deduction of fees for these value added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                   THE SMALL CAPITALIZATION EQUITY PORTFOLIO

The investment objective of this Portfolio is to provide long term capital appreciation by investing primarily in equity securities of smaller companies. In accordance with its investment policies, this portfolio consists primarily of companies with a total market capitalization of less than $1 billion at the time of purchase. As of June 30, 1998, the Portfolio's managers were Frontier Capital Management Company (Frontier) and Geewax, Terker & Co. (Geewax). Both a growth (Frontier) and a value (Geewax) oriented manager are employed simultaneously to capture the different segments of this diverse universe.

As can be seen from the table below*, both managers have constructed portfolios whose characteristics are consistent with the Trust's policies.

                                             P/E RATIO YIELD AVERAGE MARKET CAP
                                             --------- ----- -------------------
     Russell 2000 Index.....................   24.6x   1.1%     $0.8 billion
     Total Portfolio........................   25.3x   0.8%     $1.2 billion
     Geewax Terker..........................   22.2x   1.4%     $1.4 billion
     Frontier Capital.......................   29.0x   0.3%     $1.0 billion

    *Source: Evaluation Associates as of June 30, 1998

For the fiscal year ended June 30, 1998, the HC Small Capitalization Equity Portfolio had a total return of 12.66%, which compares to the Russell 2000 Index return of 16.50%. The chart below shows the performance of the HC Small Capitalization Equity Portfolio in the context of the median performance of the EAI and Morningstar peer group indicators:



                ----------------------------------------------
                    HC Trust Small Cap Portfolio     12.66%
                ----------------------------------------------
                    Russell 2000 Index               16.50%
                ----------------------------------------------
                    EAI Small Cap Equity             19.30%
                ----------------------------------------------
                    Morningstar Small Cap Equity     17.33%
                ----------------------------------------------

The small capitalization segment of the market was highly volatile during the fiscal year. Both the value and growth segments of the Portfolio were negatively affected by the Asian crises' impact on U.S. markets, with value performing marginally better than growth for the full period, especially during the negative second and fourth fiscal quarters.

A manager change was made during the fiscal year. Geewax, Terker & Co. replaced Clover Capital Management, Inc. on April 1, 1998. Clover's portfolio characteristics and performance had not adequately captured the small capitalization value segment of the marketplace. Accordingly, a search was conducted and Geewax was selected.

The style Geewax utilizes is much like that employed by Goldman in the large capitalization Growth Portfolio. It employs a quantitative method of stock selection that results in a portfolio which resembles many of the characteristics of the small capitalization value segment, yet allows for value added to that index. In addition, Geewax had proven itself adept at minimizing transaction costs, an important element of performance in the small capitalization segment in general.


                    Small Capitalization Equity Portfolio

 Value of a $10,000 Investment
-------------------------------------------------------------------------------
                   Small Capitalization Equity Portfolio   Russell 2000 Index
-------------------------------------------------------------------------------
           9/5/95                  10000                         10000
-------------------------------------------------------------------------------
          9/30/95                   9970                         10179
-------------------------------------------------------------------------------
         12/31/95                   9981                         10399
-------------------------------------------------------------------------------
          3/31/96                  10453                         10930
-------------------------------------------------------------------------------
          6/30/96                  11182                         11477
-------------------------------------------------------------------------------
          9/30/96                  11417                         11515
-------------------------------------------------------------------------------
         12/31/96                  12623                         12114
-------------------------------------------------------------------------------
          3/31/97                  11776                         11488
-------------------------------------------------------------------------------
          6/30/97                  13406                         13350
-------------------------------------------------------------------------------
          9/30/97                  15738                         15337
-------------------------------------------------------------------------------
         12/31/97                  15020                         14823
-------------------------------------------------------------------------------
          3/31/98                  15967                         16314
-------------------------------------------------------------------------------
          6/30/98                  15102                         15553
-------------------------------------------------------------------------------



                                            --------------------------------
                                              Average Annual Total Return
                                                  As of June 30, 1998
                                            --------------------------------
                                                                Since
                                                              Inception
                                                1 Year        (9/5/95)
                                            --------------------------------
                                                12.66%          15.74%
                                            --------------------------------

The Portfolio's performance is compared to the Russell 2000 Index, which represents the performance of domestically traded common stocks of small to mid-sized companies. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Hirtle Callaghan Small Capitalization Equity Portfolio reflects the deduction of fees for these value added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Equity securities of smaller companies may involve greater risk than is customarily associated with investments in larger, more established companies.

                      THE INTERNATIONAL EQUITY PORTFOLIO

The investment objective of this Portfolio is to maximize total return, consisting of capital appreciation and current income, by investing primarily in a diversified portfolio of equity securities on non-U.S. issuers. As of June 30, 1998, the manager of the HC International Equity Portfolio was Brinson Partners. Inc. (Brinson). The following table lists several key portfolio statistics relevant to the assignment:

                                              P/E RATIO YIELD AVERAGE MARKET CAP
                                              --------- ----- ------------------
     MSCI EAFE Index.........................   29.9x   1.8%    $32.2 billion
     Brinson Partners........................   26.2x   2.2%    $28.0 billion

In addition, Brinson has structured a portfolio which is generally aligned with the major components of the Morgan Stanley Capital International (MSCI) EAFE Index. Importantly, Brinson does not invest at any time in the emerging markets of the world, a factor that effects many EAFE oriented managers who sometimes slip into these investments, and thus increase the risk profile of their portfolio while diverging from their specific assignment.

For the fiscal year ended June 30, 1998, the HC International Equity Portfolio had a total return of 5.91%, which compares to the MSCI EAFE Index return of 6.38%. The chart below shows the performance of the HC International Equity Portfolio in the context of the median performance of the EAI and Morningstar peer group indicators:


               ------------------------------------------------
                   HC Trust International Portfolio    5.91%
               ------------------------------------------------
                   MSCI EAFE Index                     6.38%
               ------------------------------------------------
                   EAI Non-U.S. Equity                11.10%
               ------------------------------------------------
                   Morningstar Foreign Stock           8.35%
               ------------------------------------------------


Brinson outperformed the EAFE index in the first two fiscal quarters, which were very weak (Brinson -6.55% vs EAFE -8.36%), but lost ground in the final two quarters. Their value oriented, top-down core approach has added significant value to our Portfolio since inception (Brinson annualized returns at 14.06% vs EAFE at 10.59%).

Brinson entered the 1999 fiscal year modestly underweight Japanese equities vs the EAFE Index (15% vs 21%) and also underweight the yen (16% vs 21%). It is interesting to note that the Japanese equities markets, for the first time in memory, are no longer the largest component of the EAFE index, with the United Kingdom now at 22%.


                        International Equity Portfolio

 Value of a $10,000 Investment
 ------------------------------------------------------------------------------
                                                        Morgan Stanley Europe
                       International Equity Portfolio   Australia & Far East
 ------------------------------------------------------------------------------
             8/17/95               10000                        10000
 ------------------------------------------------------------------------------
             9/30/95               10190                        10198
 ------------------------------------------------------------------------------
            12/31/95               10714                        10618
 ------------------------------------------------------------------------------
             3/31/96               11059                        10704
 ------------------------------------------------------------------------------
             6/30/96               11515                        11115
 ------------------------------------------------------------------------------
             9/30/96               11607                        11109
 ------------------------------------------------------------------------------
            12/31/96               12198                        11294
 ------------------------------------------------------------------------------
             3/31/97               12304                        11126
 ------------------------------------------------------------------------------
             6/30/97               13773                        12578
 ------------------------------------------------------------------------------
             9/30/97               13840                        12497
 ------------------------------------------------------------------------------
            12/31/97               12872                        11527
 ------------------------------------------------------------------------------
             3/31/98               14562                        13231
 ------------------------------------------------------------------------------
             6/30/98               14589                        13381
 ------------------------------------------------------------------------------



                                            --------------------------------
                                              Average Annual Total Return
                                                  As of June 30, 1998
                                            --------------------------------
                                                                Since
                                                              Inception
                                                1 Year        (8/17/95)
                                            --------------------------------
                                                 5.91%          14.06%
                                            --------------------------------

The Portfolio's performance is compared to the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index, which represents the performance of the major stock markets in those regions. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Hirtle Callaghan International Equity Portfolio reflects the deduction of fees for these value added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Investments in securities of foreign issuers may involve risks not ordinarily associated with investment in domestic securities.

                 THE LIMITED DURATION MUNICIPAL BOND PORTFOLIO

The investment objective of this Portfolio is to provide a high level of current income exempt from Federal income tax, consistent with the preservation of capital. This Portfolio is designed to have an overall duration of less than four years and to have a target quality rating of AA as defined by the Standard & Poor's Corp. or Aa by Moody's Investors Service. As of June 30, 1998, the HC Limited Duration Municipal Bond Portfolio was managed by Morgan Grenfell Capital Management, Inc. (Morgan Grenfell). The following table lists several key portfolio statistics relevant to the assignment:

                                            MATURITY 30 DAY YIELD CREDIT RATING
                                            -------- ------------ -------------
     Merrill Lynch 0-3yr Muni Index........ 1.6 yrs        NA           AA
     Morgan Grenfell....................... 2.1 yrs      4.6%           AA

For the fiscal year ended June 30, 1998, the HC Limited Duration Municipal Bond Portfolio had a total return of 5.48%, which compares to the Merrill Lynch 0-3 Yr Muni Bond Index return of 4.77%.

Given the very conservative, risk averse intent of this Portfolio, we are very pleased with its performance. The value of the Limited Duration Municipal Bond Portfolio is two fold: first, it allows taxable investors with short term cash management needs but no overnight liquidity needs to capture the extra yield normally unavailable to tax free money market funds; second, it operates in a very inefficient sector of the municipal bond market, where a knowledgeable participant like Morgan Grenfell has been able to discover and capture higher yields with little additional volatility or credit risk.


                  Limited Duration Municipal Bond Portfolio

 Value of a $10,000 Investment
 ------------------------------------------------------------------------------
                        Limited Duration Municipal      Merrill Lynch 0-3 Year
                              Bond Portfolio                Municipal Index
 ------------------------------------------------------------------------------
            10/10/95               10000                        10000
 ------------------------------------------------------------------------------
            12/31/95               10217                        10134
 ------------------------------------------------------------------------------
             3/31/96               10270                        10235
 ------------------------------------------------------------------------------
             6/30/96               10360                        10306
 ------------------------------------------------------------------------------
             9/30/96               10508                        10426
 ------------------------------------------------------------------------------
            12/31/96               10681                        10551
 ------------------------------------------------------------------------------
             3/31/97               10736                        10601
 ------------------------------------------------------------------------------
             6/30/97               10913                        10762
 ------------------------------------------------------------------------------
             9/30/97               11097                        10912
 ------------------------------------------------------------------------------
            12/31/97               11273                        11046
 ------------------------------------------------------------------------------
             3/31/98               11366                        11167
 ------------------------------------------------------------------------------
             6/30/98               11510                        11276
 ------------------------------------------------------------------------------



                                            --------------------------------
                                              Average Annual Total Return
                                                  As of June 30, 1998
                                            --------------------------------
                                                                Since
                                                              Inception
                                                1 Year        (10/10/95)
                                            --------------------------------
                                                 5.48%           5.30%
                                            --------------------------------

The Portfolio's performance is compared to the Merrill Lynch 0-3 year Municipal Index, which represents the performance of the U.S. municipal bonds in that maturity range. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Hirtle Callaghan Limited Duration Municipal Bond Portfolio reflects the deduction of fees for these value added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                  CONCLUSION

We are generally pleased with the investment management teams we have retained on behalf of our shareholders. While many of our Portfolios and investment managers outperformed both their indices and their relevant peer groups, we are in a constant search for better, more efficient structures and managers.

In addition, we have continued to concentrate on cost control. Each Portfolio is now operating well within the projected expense ratios, with total Trust assets at the end of the fiscal year of $820 million.

As a measure of the progress we have made in the past year, the following expense ratios reflect the efficiencies we have achieved:

     EXPENSE RATIO                                       FISCAL 1998 FISCAL 1997
     -------------                                       ----------- -----------
     Value..............................................    0.52%       0.63%
     Growth.............................................    0.53%       0.55%
     Small Cap..........................................    0.70%       0.78%
     International......................................    0.70%       0.78%
     Limited Duration...................................    0.47%       0.52%

We expect that the overall impact of our efforts to control costs in these portfolios will save our clients $563,000 in the coming fiscal year at present asset levels. We are very proud of this achievement.

Every basis point of future savings will go directly to our shareholders.

We remain grateful for your confidence in us and your continuing support. We assure you that we will continue to work on your behalf to deliver the best long-term investment solutions available in the marketplace.

Sincerely,

/s/ Donald E. Callaghan

Donald E. Callaghan
President

THE HIRTLE CALLAGHAN TRUST
VALUE EQUITY PORTFOLIO
Portfolio of Investments -- June 30, 1998

                                  SECURITY                             VALUE
  SHARES                         DESCRIPTION                          (NOTE 2)
  ------                         -----------                          --------
           COMMON STOCKS -- 97.93%
           HOTCHKIS & WILEY -- 38.35%
           AEROSPACE/DEFENSE -- 1.03%
     3,600 Lockheed Martin Corp..................................   $    381,150
    14,000 Northrop Grumman Corp.................................      1,443,750
                                                                    ------------
                                                                       1,824,900
                                                                    ------------
           AUTO PARTS -- 0.37%
    11,000 Dana Corp.............................................        588,500
     2,566 Meritor Automotive, Inc...............................         61,584
                                                                    ------------
                                                                         650,084
                                                                    ------------
           AUTOMOBILE PRODUCTION -- 2.51%
    39,200 Ford Motor Co.........................................      2,312,800
    31,700 General Motors Corp...................................      2,117,956
                                                                    ------------
                                                                       4,430,756
                                                                    ------------
           BANKING -- 3.27%
    22,200 Ahmanson H.F. & Co....................................      1,576,199
     9,000 Banc One Corp.........................................        502,313
     9,500 First Chicago Corp....................................        841,938
    22,990 First Union Corp......................................      1,339,168
    27,400 Keycorp...............................................        976,125
    19,800 Washington Federal, Inc...............................        546,975
                                                                    ------------
                                                                       5,782,718
                                                                    ------------
           CHEMICALS -- 1.15%
    13,500 Dow Chemical Co.......................................      1,305,282
    10,000 Eastman Chemical Co...................................        622,500
     2,950 Millenium Chemicals...................................         99,931
                                                                    ------------
                                                                       2,027,713
                                                                    ------------
           ENVIRONMENTAL SERVICES -- 0.36%
    18,106 Browning-Ferris Industries, Inc.......................        629,184
                                                                    ------------
           FINANCIAL SERVICES -- 1.82%
    10,273 Associates First Capital Corp.........................        789,737
     6,500 Beneficial Corp.......................................        995,719
    22,100 Fannie Mae............................................      1,342,574
     4,000 Harleysville Group, Inc...............................         83,000
                                                                    ------------
                                                                       3,211,030
                                                                    ------------
           FURNITURE & APPLIANCES -- 1.05%
    27,000 Whirlpool Corp........................................      1,856,250
                                                                    ------------
           HOLDING COMPANIES --
            DIVERSIFIED -- 0.55%
     5,162 Energy Group PLC - ADR................................        305,203
    17,500 Fortune Brands, Inc...................................        672,657
                                                                    ------------
                                                                         977,860
                                                                    ------------
           HOUSEHOLD PRUDUCTS -- 0.32%
    20,000 Tupperware Corp.......................................        562,500
                                                                    ------------
           INSURANCE -- 3.42%
    18,500 American General Corp.................................      1,316,969
    12,400 Lincoln National Corp.................................      1,133,050
    11,400 Ohio Casualty Corp....................................        504,450

                                  SECURITY                             VALUE
  SHARES                         DESCRIPTION                          (NOTE 2)
  ------                         -----------                          --------
           INSURANCE (CONTINUED)
    23,200 SAFECO Corp...........................................   $  1,054,150
    20,000 St. Paul Co...........................................        841,250
    29,400 TIG Holdings, Inc.....................................        676,200
     4,400 Transamerica Corp.....................................        506,550
                                                                    ------------
                                                                       6,032,619
                                                                    ------------
           MACHINERY & ENGINEERING -- 0.63%
    56,900 New Holland NV........................................      1,116,663
                                                                    ------------
           MANUFACTURING -- 0.45%
    17,500 Harsco Corp...........................................        801,719
                                                                    ------------
           METALS -- 1.53%
    11,500 Phelps Dodge Corp.....................................        657,656
    23,600 Reynolds Metals Co....................................      1,320,125
    21,900 USX-U.S. Steel Group, Inc.............................        722,700
                                                                    ------------
                                                                       2,700,481
                                                                    ------------
           OIL & GAS -- 4.02%
    17,400 Atlantic Richfield Co.................................      1,359,375
     5,000 Equitable Resources, Inc..............................        152,500
    63,000 Occidental Petroleum Corp.............................      1,700,999
    33,000 Phillips Petroleum Co.................................      1,590,188
    33,200 Tenneco, Inc..........................................      1,263,675
    30,000 USX-Marathon Group....................................      1,029,375
                                                                    ------------
                                                                       7,096,112
                                                                    ------------
           PAPER PRODUCTS -- 2.14%
     7,200 Georgia-Pacific Group.................................        424,350
    27,100 Georgia-Pacific Timber Co.............................        623,300
    21,100 International Paper Co................................        907,300
    11,000 Union Camp Corp.......................................        545,875
    27,500 Weyerhaeuser Co.......................................      1,270,156
                                                                    ------------
                                                                       3,770,981
                                                                    ------------
           PHARMACEUTICALS -- 0.21%
     8,000 Pharmacia & Upjohn, Inc...............................        369,000
                                                                    ------------
           PHOTOGRAPHY -- 0.63%
    15,300 Eastman Kodak Co......................................      1,117,856
                                                                    ------------
           POLLUTION CONTROL -- 0.60%
    30,300 Waste Management, Inc.................................      1,060,500
                                                                    ------------
           RAILROADS -- 0.31%
    12,000 CSX Corp..............................................        546,000
                                                                    ------------
           RAW MATERIALS -- 0.96%
    14,800 Aluminum Co. of America...............................        975,875
    23,000 Ultramar Diamond Shamrock Corp........................        725,938
                                                                    ------------
                                                                       1,701,813
                                                                    ------------
           RETAIL -- 1.64%
    12,500 Intimate Brands, Inc..................................        344,531
    10,800 May Department Stores, Inc............................        707,400
    13,800 Penney (J.C.) Co......................................        997,913
    14,000 Sears Roebuck & Co....................................        854,875
                                                                    ------------
                                                                       2,904,719
                                                                    ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
VALUE EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1998

                                  SECURITY                             VALUE
  SHARES                         DESCRIPTION                          (NOTE 2)
  ------                         -----------                          --------
           COMMON STOCKS (CONTINUED)
           HOTCHKIS & WILEY (CONTINUED)
           TECHNOLOGY -- 0.21%
     7,700 Rockwell International Corp...........................   $    370,081
                                                                    ------------
           TELECOMMUNICATIONS -- 2.03%
    16,000 Alltel Corp...........................................        744,000
    25,600 AT&T Corp.............................................      1,462,400
    13,362 Bell Atlantic Corp....................................        609,641
    19,016 SBC Communications, Inc...............................        760,640
                                                                    ------------
                                                                       3,576,681
                                                                    ------------
           TEXTILES -- 0.33%
    19,500 Russell Corp..........................................        588,656
                                                                    ------------
           TOBACCO -- 1.28%
    57,300 Philip Morris Companies, Inc..........................      2,256,188
                                                                    ------------
           TRANSPORTATION -- 0.80%
    22,600 Norfolk Southern Corp.................................        673,763
    23,500 Ryder Systems, Inc....................................        741,718
                                                                    ------------
                                                                       1,415,481
                                                                    ------------
           UTILITIES -- 4.73%
    17,300 CMS Energy Corp.......................................        761,200
    24,500 Central & South West Corp.............................        658,438
    40,000 Edison International..................................      1,182,499
    29,400 Entergy Corp..........................................        845,250
    44,500 Illinova Corp.........................................      1,334,999
    11,100 MCN Corp..............................................        276,113
    36,000 PECO Energy Corp......................................      1,050,750
     2,000 Piedmont Natural Gas Co...............................         67,250
    50,100 PP&L Resources, Inc...................................      1,136,643
    34,600 SCANA Corp............................................      1,031,513
                                                                    ------------
                                                                       8,344,655
                                                                    ------------
           TOTAL -- HOTCHKIS & WILEY
            (COST $54,360,062)...................................     67,723,200
                                                                    ------------
           INSTITUTIONAL CAPITAL
            CORP. -- 59.58%
           AEROSPACE/DEFENSE -- 3.58%
    28,000 Goodrich (B.F.) Co....................................      1,389,500
    18,150 Northrop Grumman Corp.................................      1,871,719
    53,108 Raytheon Co., Class A.................................      3,060,348
                                                                    ------------
                                                                       6,321,567
                                                                    ------------
           AIRLINES & SERVICES -- 1.23%
    26,150 AMR Corp.*............................................      2,176,988
                                                                    ------------
           AUTOMOBILE PRODUCTION -- 1.77%
    46,750 General Motors Corp...................................      3,123,484
                                                                    ------------
           BANKING -- 5.87%
    21,050 Bankers Trust Corp....................................      2,443,116
    26,000 Citicorp..............................................      3,880,499
    52,700 NationsBank Corp......................................      4,031,558
                                                                    ------------
                                                                      10,355,173
                                                                    ------------

                                  SECURITY                             VALUE
  SHARES                         DESCRIPTION                          (NOTE 2)
  ------                         -----------                          --------
           CHEMICALS -- 6.06%
    22,500 Akzo Nobel NV - ADR...................................   $  2,494,688
    37,900 DuPont E.I. De Nemours & Co...........................      2,828,288
    81,500 Hoechst AG - ADR......................................      4,044,437
    44,298 IMC Global, Inc.......................................      1,334,477
                                                                    ------------
                                                                      10,701,890
                                                                    ------------
           COMPUTER SOFTWARE &
            SERVICES -- 1.15%
    60,800 First Data Corp.......................................      2,025,400
                                                                    ------------
           COMPUTER SYSTEMS -- 1.69%
    26,000 International Business Machines Corp..................      2,985,125
                                                                    ------------
           COMPUTERS -- 0.61%
    33,100 NCR Corp.*............................................      1,075,750
                                                                    ------------
           ELECTRONIC COMPONENTS & INSTRUMENTS -- 2.20%
    45,700 Philips Electronics NV................................      3,884,500
                                                                    ------------
           ENTERTAINMENT -- 4.23%
   105,150 Host Marriott Corp.*..................................      1,872,984
   198,100 News Corp. Ltd. - ADR.................................      5,596,325
                                                                    ------------
                                                                       7,469,309
                                                                    ------------
           ENVIRONMENTAL SERVICES -- 1.80%
    64,450 U.S.A. Waste Services, Inc.*..........................      3,182,219
                                                                    ------------
           FINANCIAL SERVICES -- 1.39%
    49,500 Household International, Inc..........................      2,462,625
                                                                    ------------
           HEALTH CARE -- 1.87%
    36,600 Humana, Inc.*.........................................      1,141,463
    69,000 Tenet Healthcare Corp.*...............................      2,156,250
                                                                    ------------
                                                                       3,297,713
                                                                    ------------
           INSURANCE -- 1.39%
    35,650 Cigna Corp............................................      2,459,850
                                                                    ------------
           MACHINERY & ENGINEERING -- 1.04%
    37,950 Case Corp.............................................      1,831,088
                                                                    ------------
           MEDICAL EQUIPMENT &
            SUPPLIES -- 1.75%
    44,700 Baxter International, Inc.............................      2,405,419
    18,700 Saint Jude Medical, Inc.*.............................        688,394
                                                                    ------------
                                                                       3,093,813
                                                                    ------------
           METALS -- 1.18%
    37,150 Reynolds Metals Co....................................      2,078,078
                                                                    ------------
           OIL & GAS -- 3.80%
    39,440 Elf Aquitane Group - ADR..............................      2,800,240
    30,900 Schlumberger Ltd......................................      2,110,856
    50,500 Unocal Corp...........................................      1,805,375
                                                                    ------------
                                                                       6,716,471
                                                                    ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
VALUE EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1998

                                  SECURITY                            VALUE
  SHARES                        DESCRIPTION                          (NOTE 2)
  ------                        -----------                          --------
           COMMON STOCKS (CONTINUED)
           INSTITUTIONAL CAPITAL
            CORP. (CONTINUED)
           PAPER PRODUCTS -- 1.96%
    49,800 Fort James Corp......................................   $  2,216,100
    45,100 UPM-Kymmene Oyj - ADR................................      1,241,152
                                                                   ------------
                                                                      3,457,252
                                                                   ------------
           PHARMACEUTICALS -- 2.28%
    77,800 American Home Products Corp..........................      4,026,150
                                                                   ------------
           PUBLISHING & PRINTING -- 1.32%
    64,350 Dun & Bradstreet Corp................................      2,324,644
                                                                   ------------
           RETAIL -- 2.14%
    12,000 Circuit City Stores-Circuit City Group...............        562,500
    21,800 Consolidated Stores Corp.*...........................        790,250
    45,050 Federated Department Stores, Inc.*...................      2,424,253
                                                                   ------------
                                                                      3,777,003
                                                                   ------------
           TELECOMMUNICATIONS -- 1.26%
    17,800 AT&T Corp............................................      1,016,825
    26,602 Bell Atlantic Corp...................................      1,213,716
                                                                   ------------
                                                                      2,230,541
                                                                   ------------
           TOBACCO -- 1.91%
    85,700 Philip Morris Companies, Inc.........................      3,374,438
                                                                   ------------
           TOYS -- 0.91%
    40,850 Hasbro, Inc..........................................      1,605,916
                                                                   ------------
           TRANSPORTATION -- 3.72%
    33,500 Burlington Northern Santa Fe Corp....................      3,289,281
   115,700 Canadian Pacific Ltd.................................      3,282,988
                                                                   ------------
                                                                      6,572,269
                                                                   ------------
           WINE & SPIRITS -- 1.47%
    63,500 Seagram Co. Ltd......................................      2,599,531
                                                                   ------------
           TOTAL -- INSTITUTIONAL CAPITAL CORP. (COST
            $94,489,560)........................................    105,208,787
                                                                   ------------
           TOTAL -- COMMON STOCKS (COST $148,849,622)...........    172,931,987
                                                                   ------------

  SHARES/
 PRINCIPAL                        SECURITY                            VALUE
  AMOUNT                        DESCRIPTION                          (NOTE 2)
 ---------                      -----------                          --------
           SHORT-TERM INVESTMENTS -- 1.82%
           HOTCHKIS & WILEY -- 0.59%
           FINANCIAL SERVICES -- 0.59%
 1,044,736 American Express Corp., Commercial Paper, 5.00%,
            7/1/98..............................................   $  1,044,736
                                                                   ------------
           INSTITUTIONAL CAPITAL CORP.
            PORTFOLIO -- 1.23%
           BUSINESS EQUIPMENT &
            SERVICES -- 1.08%
 1,900,000 Pitney Bowes, Inc., Commercial Paper, 6.03%, 7/1/98..      1,900,000
                                                                   ------------
           CASH EQUIVALENTS -- 0.15%
   269,449 Bankers Trust Cash Sweep.............................        269,449
                                                                   ------------
                                                                      2,169,449
                                                                   ------------
           TOTAL -- SHORT-TERM INVESTMENTS (COST $3,214,185)....      3,214,185
                                                                   ------------
           TOTAL INVESTMENTS (COST $152,063,807) (a) -- 99.75%..    176,146,172
           OTHER ASSETS IN EXCESS OF
            LIABILITIES -- 0.25%................................        441,008
                                                                   ------------
           TOTAL NET ASSETS -- 100.00%..........................   $176,587,180
                                                                   ============

--------
* Non-income producing securities.
ADR--American Depository Receipt
(a) At June 30, 1998, the cost of investment securities for income tax purposes was $152,133,573. Cost for federal income tax purposes differs from value of net unrealized appreciation of securities as follows:

 Unrealized appreciation..........................................  $27,036,924
 Unrealized depreciation..........................................   (3,024,325)
                                                                    -----------
 Net unrealized appreciation......................................  $24,012,599
                                                                    ===========

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
GROWTH EQUITY PORTFOLIO
Portfolio of Investments -- June 30, 1998

                                  SECURITY                             VALUE
  SHARES                         DESCRIPTION                          (NOTE 2)
  ------                         -----------                          --------
           COMMON STOCKS -- 98.17%
           JENNISON ASSOCIATES LLC -- 64.50%
           AEROSPACE/DEFENSE -- 1.05%
    50,800 Boeing Co.............................................   $  2,263,775
                                                                    ------------
           BANKING -- 5.51%
    59,400 Chase Manhattan Corp..................................      4,484,769
    28,200 Citicorp..............................................      4,208,850
    21,600 Fleet Financial Group, Inc............................      1,803,600
    70,200 Hibernia Corp. - Class A..............................      1,417,163
                                                                    ------------
                                                                      11,914,382
                                                                    ------------
           BUSINESS EQUIPMENT &
            SERVICES -- 0.95%
    24,600 Catalina Marketing Corp.*.............................      1,277,663
    22,200 Gartner Group, Inc.*..................................        777,000
                                                                    ------------
                                                                       2,054,663
                                                                    ------------
           COMPUTER HARDWARE -- 1.17%
    27,200 Dell Computer Corp.*..................................      2,524,500
                                                                    ------------
           COMPUTER SOFTWARE -- 6.19%
    34,900 Cadence Design Systems, Inc.*.........................      1,090,625
    32,700 Compuware Corp.*......................................      1,671,788
    33,000 Intuit*...............................................      2,021,250
    31,900 Microsoft Corp.*......................................      3,457,162
    45,700 Oracle Corp.*.........................................      1,122,506
    79,100 Platinum Technology, Inc.*............................      2,259,294
   115,500 Rational Software Corp.*..............................      1,761,375
                                                                    ------------
                                                                      13,384,000
                                                                    ------------
           COMPUTER SYSTEMS/
            PERIPHERALS -- 4.26%
    82,000 Compaq Computer Corp..................................      2,326,750
    41,300 Hewlett Packard Co....................................      2,472,837
    20,500 International Business Machines Corp..................      2,353,656
    54,150 Symbol Technologies, Inc..............................      2,044,163
                                                                    ------------
                                                                       9,197,406
                                                                    ------------
           ELECTRONIC EQUIPMENT -- 2.84%
    38,800 Ciena Corp.*..........................................      2,701,450
    37,700 General Electric Co...................................      3,430,700
                                                                    ------------
                                                                       6,132,150
                                                                    ------------
           FINANCIAL SERVICES -- 4.72%
    28,700 Associates First Capital..............................      2,206,313
    42,425 MBNA Corp.............................................      1,400,025
    24,200 Merrill Lynch.........................................      2,232,450
    36,950 Morgan Stanley/Dean Witter Discover...................      3,376,306
    30,200 Schwab (Charles) Corp.................................        981,500
                                                                    ------------
                                                                      10,196,594
                                                                    ------------
           HEALTH CARE -- 0.66%
    53,700 Healthsouth Corp.*....................................      1,433,119
                                                                    ------------

                                  SECURITY                             VALUE
  SHARES                         DESCRIPTION                          (NOTE 2)
  ------                         -----------                          --------
           HOUSEHOLD PRODUCTS -- 1.01%
    38,600 Gillette Co...........................................   $  2,188,138
                                                                    ------------
           INSURANCE -- 1.89%
    52,400 Ace Limited...........................................      2,043,600
    36,700 Unum Corp.............................................      2,036,850
                                                                    ------------
                                                                       4,080,450
                                                                    ------------
           LODGING -- 2.08%
    96,100 Hilton Hotels Corp....................................      2,738,850
    45,432 Promus Hotel Corp.*...................................      1,749,132
                                                                    ------------
                                                                       4,487,982
                                                                    ------------
           MACHINERY & EQUIPMENT -- 0.56%
    24,900 Case Corp.............................................      1,201,425
                                                                    ------------
           MEDIA -- 1.49%
    76,100 CBS Corp..............................................      2,416,175
     7,700 The Walt Disney Co....................................        808,981
                                                                    ------------
                                                                       3,225,156
                                                                    ------------
           NETWORKING -- 3.17%
    44,800 3 Com Corp.*..........................................      1,374,800
    28,100 Ascend Communications, Inc.*..........................      1,392,706
    44,450 Cisco Systems, Inc.*..................................      4,092,178
                                                                    ------------
                                                                       6,859,684
                                                                    ------------
           OIL SERVICES -- 0.87%
    27,600 Schlumberger Ltd......................................      1,885,425
                                                                    ------------
           PHARMACEUTICALS -- 8.30%
    55,400 American Home Products Corp...........................      2,866,950
    42,400 Eli Lilly & Co........................................      2,801,050
    53,900 Monsanto..............................................      3,011,662
    38,200 Pfizer, Inc...........................................      4,151,862
    30,600 Schering Plough Corp..................................      2,803,725
    33,100 Warner Lambert Co.....................................      2,296,313
                                                                    ------------
                                                                      17,931,562
                                                                    ------------
           PUBLISHING -- 1.03%
    44,600 Omnicom Group, Inc....................................      2,224,425
                                                                    ------------
           RETAIL -- 5.66%
    53,345 Dollar General Corp...................................      2,110,462
    37,300 Gap, Inc..............................................      2,298,613
    34,300 Home Depot............................................      2,849,043
    47,800 Kohl's Corp.*.........................................      2,479,625
    41,000 Sears, Roebuck & Co...................................      2,503,562
                                                                    ------------
                                                                      12,241,305
                                                                    ------------
           SAVINGS & LOANS -- 1.46%
    72,750 Washington Mutual, Inc................................      3,160,078
                                                                    ------------
           SEMICONDUCTORS -- 3.40%
    46,900 Applied Materials, Inc.*..............................      1,383,550
    29,100 Intel Corp............................................      2,157,038
    59,900 International Rectifier Corp.*........................        509,150
    28,500 KLA Tencor Corp.*.....................................        789,094
    43,100 Texas Instruments.....................................      2,513,268
                                                                    ------------
                                                                       7,352,100
                                                                    ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
GROWTH EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1998

                                 SECURITY                            VALUE
  SHARES                       DESCRIPTION                          (NOTE 2)
  ------                       -----------                          --------
           COMMON STOCKS (CONTINUED)
           JENNISON ASSOCIATES LLC (CONTINUED)
           TELECOMMUNICATIONS -- 5.64%
    33,900 Airtouch Communications*...........................   $    1,981,031
    31,100 Nokia Corp. - ADR..................................        2,256,694
    30,300 Tellabs, Inc.*.....................................        2,170,238
    10,500 Vodafone Group PLC - ADR...........................        1,323,656
    91,900 Worldcom, Inc.*....................................        4,451,406
                                                                 --------------
                                                                     12,183,025
                                                                 --------------
           OTHER TRANSPORTATION -- 0.59%
    20,400 FDX Corp.*.........................................        1,280,100
                                                                 --------------
           TOTAL -- JENNISON ASSOCIATES LLC (COST
            $103,126,507).....................................      139,401,444
                                                                 --------------
           GOLDMAN SACHS ASSET
            MANAGEMENT -- 33.67%
           AIRLINES -- 1.57%
    15,100 Alaska Airgroup, Inc.*.............................          823,894
    36,100 America West Airlines, Inc. -
            Class B*..........................................        1,031,106
    12,600 AMR Corp.*.........................................        1,048,950
     6,200 UAL Corp.*.........................................          483,600
                                                                 --------------
                                                                      3,387,550
                                                                 --------------
           APPAREL -- 0.18%
     3,800 Jones Apparel Group*...............................          138,938
     7,900 Westpoint Stevens, Inc.*...........................          260,700
                                                                 --------------
                                                                        399,638
                                                                 --------------
           AUTOMOTIVE -- 0.18%
     6,600 Ford Motor Co......................................          389,400
                                                                 --------------
           BANKING -- 0.37%
     9,200 BankAmerica Corp...................................          795,225
                                                                 --------------
           BEVERAGES -- 0.12%
     7,600 Coors Adolph Co....................................          258,400
                                                                 --------------
           CHEMICALS -- 0.99%
     5,700 Aptargroup, Inc....................................          354,469
     7,100 Dow Chemical Co....................................          686,481
     8,300 IMC Global, Inc....................................          250,038
    18,300 Solutia, Inc.......................................          524,981
    14,700 Wellman............................................          333,506
                                                                 --------------
                                                                      2,149,475
                                                                 --------------
           CLOTHING -- 0.91%
     4,500 Footstar, Inc.*....................................          216,000
    15,300 Intimate Brands, Inc...............................          421,706
    15,600 Ross Stores, Inc...................................          670,800
    27,000 TJX Companies, Inc.................................          651,375
                                                                 --------------
                                                                      1,959,881
                                                                 --------------
           COMPUTER HARDWARE -- 1.33%
    15,000 Compaq Computer Corp...............................          425,625
    12,400 Ingram Micro, Inc.*................................          548,700

                                  SECURITY                             VALUE
  SHARES                         DESCRIPTION                          (NOTE 2)
  ------                         -----------                          --------
           COMPUTER HARDWARE (CONTINUED)
    13,400 Sun Microsystems*.....................................   $    582,063
    13,400 Tech Data*............................................        574,525
     7,400 Xerox Corp............................................        752,025
                                                                    ------------
                                                                       2,882,938
                                                                    ------------
           COMPUTER SOFTWARE -- 1.60%
    50,100 Learning Company, Inc.*...............................      1,484,213
    18,300 Microsoft Corp.*......................................      1,983,262
                                                                    ------------
                                                                       3,467,475
                                                                    ------------
           CONSTRUCTION -- 0.21%
     8,500 USG Corp.*............................................        460,063
                                                                    ------------
           CONSUMER DURABLES -- 0.26%
     6,100 Ethan Allen Interiors, Inc............................        304,618
    10,700 Pier One Imports......................................        255,463
                                                                    ------------
                                                                         560,081
                                                                    ------------
           DEPARTMENT STORES -- 1.44%
    30,300 Dayton Hudson.........................................      1,469,550
    20,900 Federated Department Stores*..........................      1,124,681
    12,900 Proffitts, Inc.*......................................        520,838
                                                                    ------------
                                                                       3,115,069
                                                                    ------------
           DRUGS -- 4.09%
    19,300 Bergen Brunswig Corp..................................        895,038
     6,600 Bristol-Myers Squibb Co...............................        758,588
     4,400 Cardinal Health, Inc..................................        412,500
     3,200 Eli Lilly & Co........................................        211,400
    16,200 Merck & Co., Inc......................................      2,166,749
    13,700 Pfizer, Inc...........................................      1,489,018
    14,700 Schering Plough Corp..................................      1,346,888
    22,500 Warner Lambert Co.....................................      1,560,937
                                                                    ------------
                                                                       8,841,118
                                                                    ------------
           ELECTRIC UTILITY -- 0.12%
     6,100 Energy East Corp......................................        253,913
                                                                    ------------
           ELECTRONIC EQUIPMENT -- 0.70%
    14,200 General Motors - Class H..............................        669,175
    10,100 Lucent Technologies Corp..............................        840,194
                                                                    ------------
                                                                       1,509,369
                                                                    ------------
           ENTERTAINMENT -- 0.47%
     9,600 The Walt Disney Co....................................      1,008,600
                                                                    ------------
           FINANCIAL SERVICES -- 2.20%
     5,300 American Express Co...................................        604,200
     9,900 C.I.T. Group, Inc.....................................        371,250
    11,000 Fannie Mae............................................        668,250
    34,100 General Electric Co...................................      3,103,099
                                                                    ------------
                                                                       4,746,799
                                                                    ------------
           FOOD & BEVERAGES -- 1.01%
    25,500 Coca Cola Co..........................................      2,180,250
                                                                    ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
GROWTH EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1998

                                  SECURITY                             VALUE
  SHARES                        DESCRIPTION                          (NOTE 2)
  ------                        -----------                          --------
           COMMON STOCKS (CONTINUED)
           GOLDMAN SACHS ASSET
            MANAGEMENT (CONTINUED)
           GROCERY -- 1.15%
    29,100 Kroger Co.*..........................................   $   1,247,662
    30,600 Safeway, Inc.*.......................................       1,245,038
                                                                   -------------
                                                                       2,492,700
                                                                   -------------
           HEAVY MACHINERY -- 0.46%
     5,500 Case Corp............................................         265,375
     4,100 Caterpillar, Inc.....................................         216,788
     4,000 Nacco Industries, Inc................................         517,000
                                                                   -------------
                                                                         999,163
                                                                   -------------
           HOUSEHOLD PRODUCTS -- 0.98%
    10,600 Premark International................................         341,850
    19,400 Procter & Gamble Co..................................       1,766,613
                                                                   -------------
                                                                       2,108,463
                                                                   -------------
           INDUSTRIAL PARTS -- 0.65%
     7,600 American Standard Companies*.........................         339,625
    15,700 Coltec Industries*...................................         312,038
     8,600 Danaher Corp.........................................         315,513
     4,800 United Technologies Corp.............................         443,999
                                                                   -------------
                                                                       1,411,175
                                                                   -------------
           INDUSTRIAL SERVICES -- 0.57%
    27,600 Hertz Corp...........................................       1,223,025
                                                                   -------------
           INFORMATION SERVICES -- 0.49%
     7,700 Ceridian Corp.*......................................         452,375
    15,700 Valassis Communications*.............................         605,431
                                                                   -------------
                                                                       1,057,806
                                                                   -------------
           LEISURE -- 0.19%
     5,700 Eastman Kodak Co.....................................         416,456
                                                                   -------------
           MEDIA -- 0.35%
    31,000 Belo (A.H.) Corp.....................................         755,625
                                                                   -------------
           MEDICAL PRODUCTS -- 0.89%
    11,700 Dexter Corp..........................................         372,206
    14,900 Johnson & Johnson....................................       1,098,875
     7,100 Tyco International...................................         447,300
                                                                   -------------
                                                                       1,918,381
                                                                   -------------
           MEDICAL PROVIDERS -- 1.70%
    51,300 Beverly Enterprises, Inc.*...........................         708,581
    10,800 Columbia/HCA Healthcare Corp.........................         314,550
    11,913 Healthsouth Corp.*...................................         317,928
    13,100 Integrated Health Services...........................         491,250
    19,500 Nova Care*...........................................         229,125
    15,300 Tenet Healthcare Corp.*..............................         478,125
     8,200 Universal Health Services*...........................         478,675
     8,900 Wellpoint Health Network*............................         658,600
                                                                   -------------
                                                                       3,676,834
                                                                   -------------

                                  SECURITY                            VALUE
  SHARES                        DESCRIPTION                          (NOTE 2)
  ------                        -----------                          --------
           MINING -- 0.70%
    17,000 AK Steel Holding Corp................................   $    303,875
    60,700 Bethlehem Steel Corp.*...............................        754,956
    10,200 Owens-Illinois, Inc.*................................        456,450
                                                                   ------------
                                                                      1,515,281
                                                                   ------------
           OIL SERVICES -- 0.42%
     8,800 BJ Services*.........................................        255,750
    16,400 Ensco International, Inc.............................        284,950
     5,300 Schlumberger Ltd.....................................        362,056
                                                                   ------------
                                                                        902,756
                                                                   ------------
           PROPERTY INSURANCE -- 2.08%
    15,000 American International Group.........................      2,190,000
    27,211 Travelers Group, Inc.................................      1,649,667
    15,400 Travelers Property Casualty..........................        660,275
                                                                   ------------
                                                                      4,499,942
                                                                   ------------
           PUBLISHING -- 0.19%
     8,100 American Greetings Corp. - Class A...................        412,594
                                                                   ------------
           RETAIL -- SPECIALTY -- 0.18%
    10,600 Best Buy*............................................        382,925
                                                                   ------------
           SECURITIES -- ASSETS -- 2.55%
    10,100 Bear Stearns Companies, Inc..........................        574,438
     6,200 Donaldson Lufkin & Jenrette..........................        315,038
    14,800 Equitable Companies, Inc.............................      1,109,075
     5,200 Lehman Brothers Holdings, Inc........................        403,325
    14,800 Merrill Lynch........................................      1,365,299
    19,000 Morgan Stanley/Dean Witter Discover..................      1,736,124
                                                                   ------------
                                                                      5,503,299
                                                                   ------------
           SEMICONDUCTORS -- 0.72%
    21,100 Intel Corp...........................................      1,564,038
                                                                   ------------
           TELEPHONE -- 0.39%
    17,400 Worldcom, Inc........................................        842,813
                                                                   ------------
           THRIFTS -- 0.20%
    14,500 Dime Bancorp, Inc....................................        434,094
                                                                   ------------
           TOBACCO -- 0.68%
    20,800 Philip Morris, Inc...................................        819,000
    17,600 Universal Corp.......................................        657,800
                                                                   ------------
                                                                      1,476,800
                                                                   ------------
           TRUCK FREIGHT -- 0.38%
    21,200 Airborne Freight Corp................................        740,675
     1,200 FDX Corp.*...........................................         75,300
                                                                   ------------
                                                                        815,975
                                                                   ------------
           TOTAL -- GOLDMAN SACHS ASSET MANAGEMENT (COST
            $58,923,405)........................................     72,775,389
                                                                   ------------
           TOTAL -- COMMON STOCKS
            (COST $162,049,912).................................    212,176,833
                                                                   ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
GROWTH EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1998

  SHARES/
 PRINCIPAL                         SECURITY                             VALUE
  AMOUNT                         DESCRIPTION                          (NOTE 2)
 ---------                       -----------                          --------
           SHORT-TERM INVESTMENTS -- 1.23%
           GOLDMAN SACHS ASSET
            MANAGEMENT -- 0.00%
       944 Bankers Trust Cash Sweep...............................   $       944
                                                                     -----------
           TOTAL -- MONEY MARKET MUTUAL FUNDS (COST $944).........           944
                                                                     -----------
           GOLDMAN SACHS ASSET
            MANAGEMENT -- 0.05%
   100,000 U.S. T-Bill, 5.46%, 9/17/98 (b)........................        98,942
                                                                     -----------
           TOTAL -- U.S. TREASURY OBLIGATIONS (COST $98,836)......        98,942
                                                                     -----------
           JENNISON ASSOCIATES LLC -- 0.73%
           AUTOMOTIVE -- 0.73%
 1,586,000 Ford Motor Co., Commercial Paper, 5.90%, 07/01/98......     1,586,000
                                                                     -----------

  PRINCIPAL                        SECURITY                           VALUE
   AMOUNT                        DESCRIPTION                         (NOTE 2)
 -----------                     -----------                         --------
             GOLDMAN SACHS ASSET
              MANAGEMENT -- 0.45%
  $  969,000 Bankers Trust Co., Repurchase Agreement, dated
              6/30/98, due 7/1/98 at 4.75% with a maturity value
              of $969,128 (Collateralized by $960,000 U.S.
              Treasury Note, 6.25%, 10/31/01, market value
              $988,246).........................................   $    969,000
                                                                   ------------
             TOTAL -- SHORT-TERM INVESTMENTS
              (COST $2,654,886).................................      2,654,886
                                                                   ------------
             TOTAL INVESTMENTS (COST $164,704,692) (a) --
               99.40%...........................................    214,831,719
             OTHER ASSETS IN EXCESS OF
              LIABILITIES -- 0.60%..............................      1,296,929
                                                                   ------------
             TOTAL NET ASSETS -- 100.00%........................   $216,128,648
                                                                   ============

--------
 * Non-income producing securities.
(a) At June 30, 1998, the aggregate cost of investment securities for income tax purposes was $165,164,013. Cost for federal income tax purposes differs from value of net unrealized appreciation of securities as follows:

  Unrealized appreciation.......................................... $53,339,461
 Unrealized depreciation...........................................  (3,671,755)
                                                                    -----------
 Net unrealized appreciation....................................... $49,667,706
                                                                    ===========

(b) Security segregated to collateralize futures contracts.

                                                    NUMBER OF MARKET  UNREALIZED
                                                    CONTRACTS  VALUE     GAIN
                                                    --------- ------- ----------
 FUTURES
 GOLDMAN SACHS ASSET MANAGEMENT
 Long S&P 500 Future, 9/17/98.....................       3    857,250   28,180

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
SMALL CAPITALIZATION EQUITY PORTFOLIO
Portfolio of Investments -- June 30, 1998

                                 SECURITY                              VALUE
 SHARES                         DESCRIPTION                           (NOTE 2)
 ------                         -----------                           --------
         COMMON STOCKS -- 95.56%
         FRONTIER CAPITAL MANAGEMENT
          CO. -- 54.42%
         ADVERTISING -- 0.61%
  28,700 Young & Rubicam, Inc.*..................................   $    918,400
                                                                    ------------
         AEROSPACE -- 0.63%
  25,400 Orbital Sciences Corp.*.................................        949,325
                                                                    ------------
         AGRICULTURE -- 0.59%
  57,900 Northland Cranberries, Inc. - Class A...................        893,831
                                                                    ------------
         BUILDING MATERIALS &
          COMPONENTS -- 1.06%
  36,800 Elcor Corp..............................................        929,200
  46,100 Perini Corp.*...........................................        394,731
   5,000 Texas Industries, Inc...................................        265,000
                                                                    ------------
                                                                       1,588,931
                                                                    ------------
         BUSINESS EQUIPMENT &
          SERVICES -- 0.58%
  10,300 Black Box Corp.*........................................        341,831
  22,100 Virco Manufacturing Co..................................        529,019
                                                                    ------------
                                                                         870,850
                                                                    ------------
         CHEMICALS -- 0.45%
  29,800 Hexcel Corp.*...........................................        674,225
                                                                    ------------
         COMMERCIAL SERVICES -- 0.62%
  49,500 Central Sprinkler Corp.*................................        396,000
  36,800 Quanta Services, Inc.*..................................        540,500
                                                                    ------------
                                                                         936,500
                                                                    ------------
         COMPUTER EQUIPMENT -- 3.80%
  27,600 Analog Devices, Inc.*...................................        677,925
  30,100 Artesyn Technologies, Inc.*.............................        481,600
  53,200 Box Hill Systems Corp.*.................................        369,075
  33,300 Data General Corp.*.....................................        497,419
  42,100 In Focus Systems, Inc.*.................................        297,331
 111,900 ISG International Software Group Ltd.*..................      1,146,974
  18,900 Kronos, Inc.*...........................................        685,125
  35,200 Sandisk Corp.*..........................................        486,200
  23,168 Seagate Technology, Inc.*...............................        551,688
  11,400 Synopsys, Inc.*.........................................        521,550
                                                                    ------------
                                                                       5,714,887
                                                                    ------------
         COMPUTER SOFTWARE -- 6.02%
   6,900 3DFX Interactive, Inc...................................        118,163
  17,600 Ansoft Corp.*...........................................        204,600
  37,300 Ansys, Inc.*............................................        368,338
  32,500 Barra, Inc.*............................................        796,249
  26,200 Evans & Sutherland Computer Corp.*......................        659,913
  20,000 Filenet Corp.*..........................................        577,500
  42,700 Information Resources, Inc.*............................        789,950
  77,100 Learning Company, Inc.*.................................      2,284,087
  32,400 Level 8 Systems, Inc.*..................................        291,600

                                 SECURITY                              VALUE
 SHARES                         DESCRIPTION                           (NOTE 2)
 ------                         -----------                           --------
         COMPUTER SOFTWARE (CONTINUED)
  18,438 Network Associates, Inc.*...............................   $    882,718
  20,600 Project Software Corp.*.................................        413,288
  18,000 Read Rite Corp.*........................................        163,125
  43,900 STB Systems, Inc.*......................................        548,750
  20,100 Tecnomatix Technology Ltd.*.............................        402,000
  19,100 Xylan Corp.*............................................        569,419
                                                                    ------------
                                                                       9,069,700
                                                                    ------------
         CONSUMER SERVICES -- 0.06%
   3,800 Gibson Greetings, Inc.*.................................         95,000
                                                                    ------------
         DRUGS -- 0.28%
  23,900 Alkermes, Inc.*.........................................        427,213
                                                                    ------------
         ELECTRICAL & ELECTRONICS -- 2.49%
  56,100 Cypress Semiconductors Corp.*...........................        466,331
  13,100 Harman International Industries, Inc....................        504,350
  37,200 LSI Logic*..............................................        857,925
  17,600 Microchip Technology, Inc.*.............................        459,800
  10,100 Rogers Corp.*...........................................        333,300
  69,800 Trimble Navigation Ltd.*................................      1,129,887
                                                                    ------------
                                                                       3,751,593
                                                                    ------------
         ELECTRONIC COMPONENTS & INSTRUMENTS -- 4.46%
  18,600 Atmel Corp.*............................................        253,425
  24,000 Exar Corp.*.............................................        504,000
  19,600 Fore Systems, Inc.*.....................................        519,400
  33,300 Harmon Industries, Inc..................................        790,874
  13,100 Lam Research Corp.*.....................................        250,538
  12,300 Lattice Semiconductor Corp.*............................        349,397
 120,600 Mentor Graphics Corp.*..................................      1,273,837
  31,400 Protein Design Labs, Inc.*..............................        756,543
  14,600 SBS Technologies, Inc.*.................................        439,825
  20,700 Speedfam International, Inc.*...........................        381,656
  35,000 Telcom Semiconductor, Inc.*.............................        179,375
  11,000 Telxon Corp.............................................        356,125
  40,400 VLSI Technology, Inc.*..................................        677,963
                                                                    ------------
                                                                       6,732,958
                                                                    ------------
         ELECTRONIC EQUIPMENT -- 0.64%
  21,600 Network Equipment Technologies, Inc.*...................        338,850
  25,800 Newbridge Networks Corp.*...............................        617,588
                                                                    ------------
                                                                         956,438
                                                                    ------------
         ENERGY -- 0.32%
  40,600 American Superconductor Corp.*..........................        487,200
                                                                    ------------
         ENGINEERING & CONSTRUCTION -- 1.16%
 107,300 Insituform Technologies - Class A*......................      1,485,434
   6,700 Stone & Webster, Inc....................................        265,488
                                                                    ------------
                                                                       1,750,922
                                                                    ------------
         ENTERTAINMENT -- 0.31%
 108,800 Network Event Theater, Inc.*............................        462,400
                                                                    ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
SMALL CAPITALIZATION EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1998

                                 SECURITY                              VALUE
 SHARES                         DESCRIPTION                           (NOTE 2)
 ------                         -----------                           --------
         COMMON STOCKS (CONTINUED)
         FRONTIER CAPITAL MANAGEMENT
          CO. (CONTINUED)
         FINANCIAL SERVICES -- 0.13%
  10,200 Advanta Corp. - Class B.................................   $    202,725
                                                                    ------------
         FOREST PRODUCTS & PAPERS -- 0.58%
  48,000 Louisiana-Pacific Corp..................................        876,000
                                                                    ------------
         HEALTH CARE -- 0.64%
  37,100 Apple Orthodontix, Inc.*................................        222,600
  17,700 Lincare Holdings, Inc.*.................................        744,506
                                                                    ------------
                                                                         967,106
                                                                    ------------
         HOSPITAL MANAGEMENT &
          SERVICES -- 0.29%
  43,800 Visible Genetics, Inc.*.................................        432,525
                                                                    ------------
         HOTEL & MOTEL -- 0.09%
  10,500 Cavanaughs Hospitality Corp.*...........................        137,156
                                                                    ------------
         INSURANCE -- 0.80%
  14,500 Conseco, Inc............................................        677,875
  17,000 Coventry Health Care, Inc.*.............................        252,875
  12,400 HCC Insurance Holdings, Inc.............................        272,800
                                                                    ------------
                                                                       1,203,550
                                                                    ------------
         LEISURE & TOURISM -- 1.27%
  60,100 American Coin Merchandising*............................      1,186,975
  29,700 International Game Technology...........................        720,225
                                                                    ------------
                                                                       1,907,200
                                                                    ------------
         MACHINERY & ENGINEERING -- 0.31%
  38,600 Brown & Sharpe Manufacturing Co.*.......................        463,200
                                                                    ------------
         MANUFACTURING -- 0.82%
 121,300 Compass Plastics & Technologies, Inc.*..................        272,925
   5,100 GTECH Holdings Corp.*...................................        171,806
  17,300 Lesco, Inc..............................................        324,375
  20,300 Wesley Jessen Visioncare, Inc.*.........................        469,438
                                                                    ------------
                                                                       1,238,544
                                                                    ------------
         MEDICAL -- BIOTECHNOLOGY -- 1.23%
 128,000 Celgene Corp.*..........................................      1,360,000
  31,100 Laser Vision Centers, Inc.*.............................        377,088
  40,300 Neoprobe Corp.*.........................................        110,825
                                                                    ------------
                                                                       1,847,913
                                                                    ------------
         MEDICAL -- HOSPITAL MANAGEMENT & SERVICES -- 0.22%
  11,500 United Wisconsin Services, Inc..........................        326,313
                                                                    ------------
         MEDICAL SUPPLIES -- 1.42%
  27,900 Merit Medical Systems, Inc.*............................        247,613
  31,700 VISX, Inc.*.............................................      1,886,150
                                                                    ------------
                                                                       2,133,763
                                                                    ------------

                                 SECURITY                              VALUE
 SHARES                         DESCRIPTION                           (NOTE 2)
 ------                         -----------                           --------
         OIL & GAS -- 1.45%
  20,700 Carbo Ceramics, Inc.....................................   $    706,387
   5,800 COHO Energy, Inc.*......................................         39,150
  19,564 Louis Dreyfus Natural Gas Corp.*........................        370,493
  22,200 Noble Drilling Corp.*...................................        534,188
   8,000 Vastar Resources........................................        349,500
  17,200 Wiser Oil Co............................................        190,275
                                                                    ------------
                                                                       2,189,993
                                                                    ------------
         PACKAGING/CONTAINERS -- 1.10%
  60,800 Gaylord Container Corp. - Class A*......................        467,400
  35,200 Stone Container Corp....................................        550,000
  42,500 U.S. Can Corp.*.........................................        624,219
                                                                    ------------
                                                                       1,641,619
                                                                    ------------
         PAPER PRODUCTS -- 0.33%
  15,500 Williamette Industries, Inc.............................        496,000
                                                                    ------------
         PHARMACEUTICALS -- 0.63%
  82,300 Cellegy Pharmaceuticals, Inc.*..........................        457,794
  71,200 DUSA Pharmaceuticals, Inc.*.............................        485,050
                                                                    ------------
                                                                         942,844
                                                                    ------------
         PUBLISHING & PRINTING -- 1.28%
  46,100 Mail-Well, Inc.*........................................        999,793
   5,700 Scholastic Corp.*.......................................        227,288
  30,600 Scientific Games Holdings Corp.*........................        703,800
                                                                    ------------
                                                                       1,930,881
                                                                    ------------
         REAL ESTATE -- 1.75%
  17,200 Boston Properties, Inc..................................        593,400
  51,900 CB Richard Ellis Services*..............................      1,735,406
   6,900 Lasalle Partners, Inc.*.................................        307,050
                                                                    ------------
                                                                       2,635,856
                                                                    ------------
         RETAIL -- 0.85%
  19,900 Claire's Stores, Inc....................................        407,950
  37,300 Heilig Meyers Co........................................        459,256
  61,300 National Vision Associates Ltd.*........................        406,113
                                                                    ------------
                                                                       1,273,319
                                                                    ------------
         RETIREMENT & AGED CARE -- 0.52%
  22,600 Sunrise Assisted Living, Inc.*..........................        776,875
                                                                    ------------
         SCHOOLS -- 0.45%
  27,000 Computer Learning Centers, Inc.*........................        671,625
                                                                    ------------
         STEEL -- 2.16%
  77,800 Birmingham Steel Corp...................................        962,775
   6,500 Carpenter Technology Corp...............................        326,625
  25,300 J & L Specialty Steel, Inc..............................        150,219
  31,200 Oregon Steel Mills, Inc.................................        581,100
  23,900 Quanex Corp.............................................        724,469
  13,000 Reliance Steel & Aluminum Co............................        502,125
                                                                    ------------
                                                                       3,247,313
                                                                    ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
SMALL CAPITALIZATION EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1998

                                 SECURITY                              VALUE
 SHARES                         DESCRIPTION                           (NOTE 2)
 ------                         -----------                           --------
         COMMON STOCKS (CONTINUED)
         FRONTIER CAPITAL MANAGEMENT
          CO. (CONTINUED)
         TECHNOLOGY -- 0.95%
  19,700 CommScope, Inc.*........................................   $    318,894
  53,900 Faro Technologies, Inc.*................................        569,319
  75,000 System Software Assoc., Inc.............................        534,375
                                                                    ------------
                                                                       1,422,588
                                                                    ------------
         TELECOM SERVICES -- 0.22%
  17,300 Century Communications - Class A*.......................        324,375
                                                                    ------------
         TELECOMMUNICATIONS -- 2.90%
  31,000 360 Communications Co.*.................................        991,999
  40,500 Ace Comm Corp.*.........................................        227,813
 126,730 Arch Communications Group*..............................        498,999
  33,600 Digital Microwave*......................................        243,600
  44,000 InterVoice, Inc.*.......................................        781,000
  18,400 Omnipoint Corp.*........................................        422,050
  30,500 Transaction Network Services*...........................        642,406
  28,200 Western Wireless Corp. - Class A*.......................        562,238
                                                                    ------------
                                                                       4,370,105
                                                                    ------------
         TELECOMMUNICATIONS
          EQUIPMENT -- 2.44%
  22,460 ADC Telecommunications, Inc.*...........................        820,492
  30,500 Antec Corp.*............................................        707,219
  14,700 Level One Communications, Inc.*.........................        345,450
  38,500 Paging Network, Inc.*...................................        539,000
  30,900 Periphonics Corp.*......................................        388,181
  33,700 Tollgrade Communications, Inc.*.........................        867,775
                                                                    ------------
                                                                       3,668,117
                                                                    ------------
         TEXTILES & APPAREL -- 1.25%
  34,500 Angelica Corp...........................................        724,500
  91,900 Hartmarx Corp.*.........................................        694,994
  13,600 Unifi, Inc..............................................        465,800
                                                                    ------------
                                                                       1,885,294
                                                                    ------------
         TOYS -- 0.51%
  76,300 Galoob (Lewis) Toys, Inc.*..............................        763,000
                                                                    ------------
         TRANSPORTATION -- 1.72%
  46,700 ABC Rail Products Corp.*................................        805,576
  23,700 America West Airlines Holdings Corp. - Class B*.........        676,931
  34,600 Celadon Group, Inc.*....................................        657,400
  13,700 U.S. Freightways Corp...................................        449,959
                                                                    ------------
                                                                       2,589,866
                                                                    ------------
         UTILITIES -- ELECTRICAL -- 0.40%
  19,900 Calenergy Company, Inc.*................................        598,244
                                                                    ------------
         WASTE DISPOSAL -- 0.20%
  12,700 Republic Services, Inc.*................................        304,800
                                                                    ------------

                                 SECURITY                             VALUE
 SHARES                        DESCRIPTION                           (NOTE 2)
 ------                        -----------                           --------
         WHOLESALE DISTRIBUTION --PHARMACEUTICALS -- 0.02%
     500 Amerisource Health Corp. - Class A*....................   $     32,844
                                                                   ------------
         WHOLESALE SPECIAL LINE -- 0.57%
  32,100 Cameron Ashley Building Products*......................        541,688
  50,500 Sodak Gaming, Inc.*....................................        315,625
                                                                   ------------
                                                                        857,313
                                                                   ------------
         WIRE & CABLE -- 0.84%
  30,450 Cable Design Technologies Corp.*.......................        628,031
  27,200 Essex International, Inc.*.............................        642,600
                                                                   ------------
                                                                      1,270,631
                                                                   ------------
         TOTAL -- FRONTIER CAPITAL MANAGEMENT CO. (COST
          $74,128,751)..........................................     81,909,870
                                                                   ------------
         GEEWAX, TERKER & CO. -- 41.14%
         ADVERTISING -- 0.37%
  11,200 Advo, Inc.*............................................        315,700
   8,500 True North Communications, Inc.........................        248,625
                                                                   ------------
                                                                        564,325
                                                                   ------------
         AIRLINES -- 0.69%
  12,700 ASA Holdings, Inc......................................        630,237
  13,100 Comair Holdings, Inc...................................        404,462
                                                                   ------------
                                                                      1,034,699
                                                                   ------------
         APPLIANCES & HOUSEHOLD
          PRODUCTS -- 0.47%
  14,600 Interface, Inc.........................................        294,738
  11,400 Windmere-Durable Holdings, Inc.*.......................        408,262
                                                                   ------------
                                                                        703,000
                                                                   ------------
         AUTO PARTS -- 0.09%
   4,600 Superior Industries, Inc...............................        129,663
                                                                   ------------
         AUTO RELATED -- 0.64%
   5,600 Arvin Industries, Inc..................................        203,350
   2,900 Excel Industries, Inc..................................         41,506
   3,800 O'Reilly Automotive, Inc.*.............................        136,800
   7,700 Titan International, Inc...............................        130,900
   6,700 Tower Automotive, Inc.*................................        287,263
   6,500 Wabash National Corp...................................        167,375
                                                                   ------------
                                                                        967,194
                                                                   ------------
         BANKING -- 5.35%
  12,625 Associated Banc-Corp...................................        475,016
   3,500 Astoria Financial Corp.................................        187,250
   5,200 Centura Banks, Inc.....................................        325,000
  14,900 Colonial Bancgroup, Inc................................        480,524
   7,200 Commerce Bancorp.......................................        421,200
   7,100 Commonwealth Bancorp, Inc..............................        162,856
  17,000 Community First Bankshares, Inc........................        445,188
   4,800 Cullen/Frost Bankers, Inc..............................        260,400
   9,500 First Merit Corp.......................................        276,688
   6,600 Hubco, Inc.............................................        236,363

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
SMALL CAPITALIZATION EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1998

                                 SECURITY                              VALUE
 SHARES                         DESCRIPTION                           (NOTE 2)
 ------                         -----------                           --------
         COMMON STOCKS (CONTINUED)
         GEEWAX, TERKER & CO. (CONTINUED)
         BANKING (CONTINUED)
  17,100 Imperial Bancorp*.......................................   $    512,999
  28,200 North Fork Bancorp, Inc.................................        689,137
   6,500 Peoples Bank Of Bridgeport..............................        225,063
  24,000 Peoples Heritage Financial Group, Inc...................        567,000
  10,500 Provident Bankshares Corp...............................        309,750
   6,800 Roslyn Bancorp, Inc.....................................        151,725
   8,000 Silicon Valley Bancshares*..............................        284,750
   3,100 Simmons First National Corp.............................        147,250
   9,000 Trans Financial, Inc....................................        516,374
   5,500 United Bankshares, Inc..................................        187,688
   3,900 US Bancorp, Inc.........................................        301,519
  11,000 UST Corp................................................        291,500
   4,000 Webster Financial Corp..................................        133,000
  14,800 Westamerica Bancorp.....................................        475,449
                                                                    ------------
                                                                       8,063,689
                                                                    ------------
         BEVERAGES -- 0.09%
   2,700 Canandaigua Wine Co. - Class A*.........................        132,806
                                                                    ------------
         BROADCASTING & PUBLISHING -- 0.17%
   5,000 American Tower Corp.*...................................        124,688
   8,000 United International Holdings -
          Class A*...............................................        128,000
                                                                    ------------
                                                                         252,688
                                                                    ------------
         BUILDING MATERIALS &
          COMPONENTS -- 1.30%
   4,700 Carlisle Co.............................................        202,394
   3,800 Florida Rock Industries, Inc............................        110,913
   3,100 Holophane Corp..........................................         79,050
  10,600 Martin Marietta Materials, Inc..........................        476,999
   4,800 NCI Building Systems, Inc.*.............................        277,200
   4,300 Southdown, Inc..........................................        306,912
   6,300 TJ International, Inc...................................        189,788
   7,900 Valspar Corp............................................        313,037
                                                                    ------------
                                                                       1,956,293
                                                                    ------------
         BUSINESS EQUIPMENT &
          SERVICES -- 0.10%
   4,700 Inacom Corp.............................................        149,225
                                                                    ------------
         CHEMICALS -- 0.36%
   2,700 Fuller (H. B.) Co.......................................        149,681
   4,100 Mineral Technologies, Inc...............................        208,588
   4,400 OM Group, Inc...........................................        181,500
                                                                    ------------
                                                                         539,769
                                                                    ------------
         COMMERCIAL SERVICES -- 0.22%
   3,700 Aviall, Inc.............................................         50,644
  10,000 Ogden Corp..............................................        276,875
                                                                    ------------
                                                                         327,519
                                                                    ------------

                                 SECURITY                              VALUE
 SHARES                         DESCRIPTION                           (NOTE 2)
 ------                         -----------                           --------
         COMPUTER EQUIPMENT -- 0.08%
   2,500 Cable Design Technologies Corp..........................   $     51,563
   5,300 Sequent Computer*.......................................         63,931
                                                                    ------------
                                                                         115,494
                                                                    ------------
         COMPUTER SOFTWARE -- 1.17%
  10,800 Policy Management Systems Corp.*........................        423,900
  26,500 Sungard Data Systems, Inc.*.............................      1,016,938
  12,200 Symantec Corp.*.........................................        318,725
                                                                    ------------
                                                                       1,759,563
                                                                    ------------
         CONSTRUCTION -- 0.26%
  10,200 Centex Construction Products, Inc.......................        392,700
                                                                    ------------
         CONSUMER CYCLICAL -- 0.11%
   7,600 Wolverine World Wide, Inc...............................        164,825
                                                                    ------------
         CONSUMER NON-DURABLES -- 0.38%
  16,100 Department 56, Inc.*....................................        571,550
                                                                    ------------
         CONSUMER SERVICES -- 0.65%
   4,300 Bristol Hotel Co.*......................................        105,350
   3,500 Cort Business Services Corp.*...........................        110,250
  15,700 Marcus Corp.............................................        280,638
   6,100 Promus Hotel Corp.......................................        234,850
   2,300 Rental Services Corp....................................         77,338
   9,400 Rio Hotel & Casino*.....................................        177,425
                                                                    ------------
                                                                         985,851
                                                                    ------------
         CONSUMER STAPLES -- 0.88%
   6,800 Earthgrains Company.....................................        379,949
   5,700 Smithfield Foods, Inc.*.................................        173,850
  13,800 Smuckers (J.M.) Co. - Class A...........................        342,413
  19,000 Universal Foods Corp....................................        421,562
                                                                    ------------
                                                                       1,317,774
                                                                    ------------
         DEFENSE -- 0.51%
   7,400 AAR Corp................................................        218,763
  10,000 Coltec Industries*......................................        198,750
  14,100 Gencorp, Inc............................................        356,025
                                                                    ------------
                                                                         773,538
                                                                    ------------
         ELECTRIC UTILITY -- 1.38%
   4,700 Black Hills Corp........................................        108,100
   4,800 Cleco Corp..............................................        142,800
   4,600 Commonwealth Energy Systems Co..........................        173,650
   8,900 MDU Resources Group, Inc................................        317,619
  14,500 Minnesota Power, Inc....................................        576,374
  13,000 Nevada Power Co.........................................        334,750
   5,300 Northwestern Corp.......................................        132,500
   3,100 Utilicorp United, Inc...................................        116,831
   8,000 Washington Water Power..................................        179,500
                                                                    ------------
                                                                       2,082,124
                                                                    ------------
         ELECTRICAL & ELECTRONICS -- 0.49%
  10,600 Ametek, Inc.............................................        310,712
   4,800 Baldor Electric Co......................................        117,300

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
SMALL CAPITALIZATION EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1998

                                 SECURITY                              VALUE
 SHARES                        DESCRIPTION                            (NOTE 2)
 ------                        -----------                            --------
        COMMON STOCKS (CONTINUED)
        GEEWAX, TERKER & CO. (CONTINUED)
        ELECTRICAL & ELECTRONICS (CONTINUED)
    900 Belden, Inc..............................................   $     27,563
  4,300 CSG Systems International*...............................        201,563
  5,300 Thermo Optek Corp.*......................................         78,506
                                                                    ------------
                                                                         735,644
                                                                    ------------
        ELECTRONIC COMPONENTS &
         INSTRUMENTS -- 1.21%
  4,300 Anixter International, Inc.*.............................         81,969
  5,400 Avid Technology, Inc.*...................................        180,900
 13,200 Oak Industries, Inc.*....................................        466,950
  6,300 Progress Software Corp.*.................................        258,300
  4,200 Tektronix, Inc...........................................        148,575
  5,100 Teleflex, Inc............................................        193,800
 12,300 Thermoquest Corp.*.......................................        183,731
  8,200 Wolverine Tube, Inc.*....................................        311,600
                                                                    ------------
                                                                       1,825,825
                                                                    ------------
        ENERGY -- 0.08%
  6,400 Offshore Logistics*......................................        113,600
                                                                    ------------
        ENGINEERING & CONSTRUCTION -- 0.34%
  6,800 Avondale Industries, Inc.*...............................        187,638
  9,900 Jacobs Engineering Group, Inc.*..........................        318,038
                                                                    ------------
                                                                         505,676
                                                                    ------------
        ENTERTAINMENT -- 0.17%
  8,800 Grand Casinos, Inc.*.....................................        147,400
  4,400 King World Productions, Inc.*............................        112,200
                                                                    ------------
                                                                         259,600
                                                                    ------------
        ENVIRONMENTAL CONTROL -- 0.18%
 11,700 Donaldson Co., Inc.......................................        275,681
                                                                    ------------
        ENVIRONMENTAL SERVICES -- 0.11%
  9,200 Imco Recycling, Inc......................................        170,200
                                                                    ------------
        FINANCIAL SERVICES -- 0.68%
  6,300 CMAC Investment Corp.....................................        387,450
  6,700 Financial Securities Assurance
         Holdings Ltd............................................        393,625
  2,000 Legg Mason, Inc..........................................        115,125
  5,700 Selective Insurance Group, Inc...........................        127,716
                                                                    ------------
                                                                       1,023,916
                                                                    ------------
        FOREST PRODUCTS & PAPERS -- 0.16%
  4,100 Caraustar Industries, Inc................................        118,388
  1,700 Deltic Timber Corp.......................................         42,606
  4,700 P.H. Glatfelter & Co.....................................         74,319
                                                                    ------------
                                                                         235,313
                                                                    ------------
        GAS DISTRIBUTION -- 0.18%
 11,400 Wicor, Inc...............................................        263,625
                                                                    ------------

                                 SECURITY                              VALUE
 SHARES                        DESCRIPTION                            (NOTE 2)
 ------                        -----------                            --------
        GAS UTILITY -- 0.49%
  3,500 Connecticut Energy Corp..................................   $     97,563
  2,600 Public Service Co........................................         56,550
  8,000 UGI Corp.................................................        199,000
 14,200 Washington Gas Light Co..................................        379,850
                                                                    ------------
                                                                         732,963
                                                                    ------------
        GROCERY -- 0.70%
 24,700 Fred Meyer, Inc.*........................................      1,049,749
                                                                    ------------
        HEALTHCARE -- 0.65%
  7,100 Integrated Health Services, Inc..........................        266,250
  9,300 Sun Healthcare Group, Inc.*..............................        136,594
 13,900 Trigon Healthcare, Inc...................................        503,006
  2,300 United Wisconsin Services, Inc...........................         65,263
                                                                    ------------
                                                                         971,113
                                                                    ------------
        HOMEBUILDERS -- 0.74%
 12,000 Centex Corp..............................................        453,000
  8,100 Kaufman And Broad Home Corp..............................        257,175
  4,000 Pulte Corp...............................................        119,500
 10,100 Toll Brothers, Inc.*.....................................        289,744
                                                                    ------------
                                                                       1,119,419
                                                                    ------------
        HOSPITAL MANAGEMENT &
         SERVICES -- 0.36%
  6,500 Total Renal Care Holdings, Inc...........................        224,250
  5,500 Universal Health Services, Inc. -
         Class B*................................................        321,063
                                                                    ------------
                                                                         545,313
                                                                    ------------
        HOTEL & MOTEL -- 0.15%
  8,300 Capstar Hotel Co.*.......................................        232,400
                                                                    ------------
        HUMAN RESOURCES -- 0.45%
 12,100 Interim Services, Inc....................................        388,713
 14,300 Personnel Group Of America, Inc.*........................        286,000
                                                                    ------------
                                                                         674,713
                                                                    ------------
        INDUSTRIAL -- 0.19%
  5,800 Crane Co.................................................        281,663
                                                                    ------------
        INSURANCE -- 3.59%
 12,900 Alfa Corp................................................        267,675
  6,800 Capital Re Corp..........................................        487,049
 14,600 CNA Surety Corp..........................................        215,350
  9,078 Delphi Financial Group - Class A*........................        511,204
 13,400 Enhance Financial Services Group, Inc....................        452,250
 17,200 Fidelity National Financial, Inc.........................        684,774
  9,800 Fremont General Corp.....................................        531,037
 11,200 Horace Mann Educators Corp...............................        386,400
  6,600 Liberty Financial Co.....................................        227,700
 10,900 Life USA Holding, Inc.*..................................        141,019
  5,000 Mercury General Corp.....................................        321,563
  1,700 National Re Corp.........................................         90,738
  8,700 Orion Capital Corp.......................................        486,112
  7,500 Reinsurance Group of America.............................        443,438

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
SMALL CAPITALIZATION EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1998

                                 SECURITY                              VALUE
 SHARES                        DESCRIPTION                            (NOTE 2)
 ------                        -----------                            --------
        COMMON STOCKS (CONTINUED)
        GEEWAX, TERKER & CO. (CONTINUED)
        INSURANCE (CONTINUED)
  4,200 W.R. Berkley Corp........................................   $    168,263
                                                                    ------------
                                                                       5,414,572
                                                                    ------------
        LEISURE & RECREATION -- 0.11%
  4,300 Fleetwood Enterprises, Inc...............................        172,000
                                                                    ------------
        MACHINERY & ENGINEERING -- 0.09%
  5,728 Albany International Corp. - Class A.....................        137,126
                                                                    ------------
        MANUFACTURING -- 1.12%
  5,200 Aptargroup...............................................        323,375
 10,500 Cincinnati Milacron, Inc.................................        255,281
  5,400 Ethan Allen Interiors, Inc...............................        269,663
  6,300 Furniture Brands International, Inc.*....................        176,794
  8,400 Intermet Corp............................................        152,250
  5,700 Trinity Industries, Inc..................................        236,550
 10,700 U.S. Industries, Inc.....................................        264,825
                                                                    ------------
                                                                       1,678,738
                                                                    ------------
        MEDICAL SUPPLIES -- 0.05%
  3,100 Marquette Medical Systems, Inc.*.........................         79,534
                                                                    ------------
        MINING -- 0.05%
  3,700 Brush Wellman, Inc.......................................         76,081
                                                                    ------------
        NATURAL GAS UTILITY -- 0.09%
  4,600 Colonial Gas Co..........................................        131,675
                                                                    ------------
        OIL & GAS -- 1.57%
  2,200 Atwood Oceanics, Inc.*...................................         87,588
  6,700 BJ Services Co.*.........................................        194,719
  3,800 Devon Energy Corp........................................        132,763
  5,200 Equitable Resources, Inc.................................        158,600
 11,900 HS Resources, Inc.*......................................        173,294
 13,500 Lomak Petroleum, Inc.....................................        140,906
  4,400 Louis Dreyfus Natural Gas Corp...........................         83,325
 10,300 Nuevo Energy Co.*........................................        330,887
  3,800 Oneok, Inc...............................................        151,525
 19,600 Parker Drilling Co.*.....................................        138,425
  3,200 Seacor Holdings, Inc.*...................................        196,199
 24,200 Tesoro Petroleum Corp.*..................................        384,174
 10,200 Vintage Petroleum, Inc...................................        192,525
                                                                    ------------
                                                                       2,364,930
                                                                    ------------
        PACKAGING/CONTAINERS -- 0.08%
  5,850 Clarcor, Inc.............................................        122,850
                                                                    ------------
        PAPER PRODUCTS -- 0.13%
  8,300 Wausau-Mosinee Paper Corp................................        189,863
                                                                    ------------
        PHARMACEUTICALS -- 0.54%
 12,700 Alpharma, Inc............................................        279,400
 11,700 ICN Pharmaceuticals, Inc.................................        534,543
                                                                    ------------
                                                                         813,943
                                                                    ------------

                                 SECURITY                              VALUE
 SHARES                        DESCRIPTION                            (NOTE 2)
 ------                        -----------                            --------
        PIPELINES -- 0.05%
  2,700 Shaw Group, Inc.*........................................   $     70,200
                                                                    ------------
        PUBLISHING & PRINTING -- 1.34%
  7,700 Banta Corp...............................................        237,738
  3,900 Central Newspapers, Inc. - Class A.......................        272,025
  3,400 Houghton Mifflin Co......................................        108,800
  2,800 Jostens, Inc.............................................         67,550
 10,900 Media General, Inc. - Class A............................        531,374
  4,100 The McClatchy Co.........................................        141,963
  7,100 Valassis Communications, Inc. *..........................        273,794
 10,900 World Color Press, Inc.*.................................        381,500
                                                                    ------------
                                                                       2,014,744
                                                                    ------------
        RAW MATERIALS -- 0.08%
  2,300 Cleveland Cliffs, Inc....................................        123,338
                                                                    ------------
        REAL ESTATE -- 2.29%
 10,000 American General Hospitality Corp........................        212,500
  7,452 Avalon Bay Communities, Inc..............................        281,313
 10,400 Bradley Real Estate, Inc.................................        219,700
  5,500 Developers Diversified Realty Corp.......................        215,531
  5,100 Kimco Realty Corp........................................        209,100
 11,000 Manufactured Home Communities, Inc.......................        265,375
  9,000 Marry Land & Investment Co...............................        189,563
  3,600 Mid-America Apartment Communities, Inc...................         94,725
  8,100 National Golf Properties, Inc............................        243,000
 17,400 Nationwide Health Properties, Inc........................        415,424
  7,100 Omega Healthcare Investors, Inc..........................        249,388
 10,000 RFS Hotel Investors, Inc.................................        190,000
  3,700 Storage USA, Inc.........................................        129,500
 12,000 Walden Residential Properties, Inc.......................        293,999
  7,900 Weeks Corp...............................................        249,838
                                                                    ------------
                                                                       3,458,956
                                                                    ------------
        RESTAURANTS -- 1.25%
 11,500 Bob Evans Farms, Inc.....................................        243,656
 15,400 Brinker International, Inc.*.............................        296,450
  6,200 Buffets, Inc.*...........................................         97,263
  7,600 Cracker Barrel Old Country Store, Inc....................        241,300
    900 IHOP Corp.*..............................................         37,238
 10,900 Landry's Seafood Restaurants.............................        197,222
  5,800 Ruby Tuesday, Inc........................................         89,900
 10,700 Showbiz Pizza Time, Inc.*................................        431,343
 11,250 Sonic, Inc.*.............................................        251,719
                                                                    ------------
                                                                       1,886,091
                                                                    ------------
        RETAIL -- 2.37%
 11,500 BJ's Wholesale Club, Inc.................................        467,188
  1,900 Borders Group, Inc.*.....................................         70,300
 21,800 Family Dollar Stores, Inc................................        403,300
 19,300 Cash America International, Inc..........................        294,325
 13,900 Dress Barn*..............................................        345,763

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
SMALL CAPITALIZATION EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1998


                                 SECURITY                              VALUE
 SHARES                        DESCRIPTION                            (NOTE 2)
 ------                        -----------                            --------
        COMMON STOCKS (CONTINUED)
        GEEWAX, TERKER & CO. (CONTINUED)
        RETAIL (CONTINUED)
  4,200 Fabric Centers Of America, Inc.*.........................   $    114,975
 18,200 Fingerhut Companies, Inc.................................        600,600
  8,200 Pier One Imports, Inc....................................        195,775
 17,700 Proffitts, Inc.*.........................................        714,637
  2,200 Ross Stores, Inc.........................................         94,600
  8,000 Shopko Stores, Inc.......................................        272,000
                                                                    ------------
                                                                       3,573,463
                                                                    ------------
        SAVINGS & LOAN -- 0.39%
 35,800 Sovereign Bank, Inc......................................        585,106
                                                                    ------------
        STEEL -- 0.30%
  5,400 Carpenter Technology Corp................................        271,350
  7,100 Castle (A.M.) & Co.......................................        156,200
  1,200 Gibraltar Steel Corp.....................................         24,600
                                                                    ------------
                                                                         452,150
                                                                    ------------
        TELECOMMUNICATIONS -- 0.78%
 15,600 Comsat Corp..............................................        441,675
 23,100 Frontier Corp............................................        727,650
                                                                    ------------
                                                                       1,169,325
                                                                    ------------
        TEXTILES & APPAREL -- 0.35%
  4,000 Authentic Fitness Corp...................................         63,250
  7,200 Kellwood Co..............................................        257,400
  6,600 Mohawk Industries, Inc.*.................................        209,138
                                                                    ------------
                                                                         529,788
                                                                    ------------
        TOBACCO -- 0.13%
  5,100 Universal Corp...........................................        190,613
                                                                    ------------
        TRANSPORTATION -- SHIPPING -- 0.95%
  3,300 Air Express International Corp...........................         88,275
  6,900 Airborne Freight Corp....................................        241,069
  2,000 CNF Transportation, Inc..................................         85,000
  3,200 Expeditors International of Washington, Inc..............        140,800
  4,400 Landstar System, Inc.*...................................        153,725
  2,400 MS Carriers, Inc.*.......................................         65,100
 15,700 Rollins Truck Leasing, Inc...............................        197,231
  5,900 US Freightways Corp......................................        193,778
  3,750 Werner Enterprises, Inc..................................         71,484
  3,200 Xtra Corp................................................        193,600
                                                                    ------------
                                                                       1,430,062
                                                                    ------------

  SHARES/
 PRINCIPAL                        SECURITY                            VALUE
  AMOUNT                        DESCRIPTION                          (NOTE 2)
 ---------                      -----------                          --------
           WASTE DISPOSAL -- 0.12%
     5,800 Superior Services, Inc.*.............................   $    174,363
                                                                   ------------
           WATER UTILITY -- 0.33%
     6,700 California Water Service.............................        169,175
     4,200 E'Town Corp..........................................        157,500
     7,600 Philadelphia Suburban Corp...........................        166,250
                                                                   ------------
                                                                        492,925
                                                                   ------------
           WHOLESALE DISTRIBUTION --PHARMACEUTICALS -- 0.39%
     3,800 Amerisource Health Corp. - Class A...................        249,613
    10,400 Bindley Western Industries...........................        343,200
                                                                   ------------
                                                                        592,813
                                                                   ------------
           TOTAL -- GEEWAX, TERKER & CO. (COST $62,404,673).....     61,925,951
                                                                   ------------
           TOTAL -- COMMON STOCKS (COST $136,533,424)...........    143,835,821
                                                                   ------------
           PREFERRED STOCKS -- 0.07%
           GEEWAX, TERKER & CO. -- 0.07%
           ELECTRIC UTILITY -- 0.07%
     3,300 WPS Resources........................................        108,281
                                                                   ------------
           TOTAL -- PREFERRED STOCKS (COST $105,666)............        108,281
                                                                   ------------
           DEPOSITARY RECEIPTS -- 2.24%
           GEEWAX, TERKER & CO. -- 2.24%
    48,500 S&P 400 Mid-Cap Depositary Receipt...................      3,376,812
                                                                   ------------
           TOTAL -- DEPOSITARY RECEIPTS (COST $3,315,393).......      3,376,812
                                                                   ------------
           SHORT-TERM INVESTMENTS -- 3.40%
           FRONTIER CAPITAL MANAGEMENT
            CO. -- 3.03%
     1,758 Bankers Trust Cash Sweep.............................          1,758
 4,564,855 Bankers Trust Co., Repurchase Agreement, dated
            6/30/98, due 7/1/98 at 5.125% with a maturity value
            of $4,565,505 (Collateralized by $4,524,000 U.S.
            Treasury Note, 6.25%, 10/31/01; market value
            $4,657,108).........................................      4,564,855
                                                                   ------------
           TOTAL -- FRONTIER CAPITAL MANAGEMENT CO.
            (COST $4,566,613)...................................      4,566,613
                                                                   ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
SMALL CAPITALIZATION EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1998

 PRINCIPAL                        SECURITY                            VALUE
   AMOUNT                        DESCRIPTION                         (NOTE 2)
 ---------                       -----------                         --------
            SHORT-TERM INVESTMENTS (CONTINUED)
            GEEWAX, TERKER & CO. -- 0.37%
 $  551,111 Bankers Trust Co., Repurchase Agreement, dated
             6/30/98, due 7/1/98 at 4.50% with a maturity value
             of $551,180 (Collateralized by $546,000 U.S.
             Treasury Note, 6.25%, 10/31/01; market value
             $562,065)..........................................   $    551,111
                                                                   ------------
            TOTAL -- GEEWAX, TERKER & CO. (COST $551,111).......        551,111
                                                                   ------------
            TOTAL -- SHORT-TERM INVESTMENTS (COST $5,117,724)...      5,117,724
                                                                   ------------
            TOTAL INVESTMENTS (COST $145,072,208) (a) --
              101.27%...........................................    152,438,638
            LIABILITIES IN EXCESS OF OTHER
             ASSETS -- (1.27)%..................................    (1,911,928)
                                                                   ------------
            TOTAL NET ASSETS -- 100.00%.........................   $150,526,710
                                                                   ============

--------
* Non-income producing securities.
(a) At June 30, 1998, the aggregate cost of investment securities for income tax purposes was $145,025,738. Cost for federal income tax purposes differs from value of net unrealized appreciation of securities as follows:

 Unrealized appreciation.........................................  $ 18,578,617
 Unrealized depreciation.........................................   (11,165,717)
                                                                   ------------
 Net unrealized appreciation.....................................  $  7,412,900
                                                                   ============

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
INTERNATIONAL EQUITY PORTFOLIO
Portfolio of Investments -- June 30, 1998

                                  SECURITY                            VALUE
  SHARES                        DESCRIPTION                          (NOTE 2)
  ------                        -----------                          --------
           COMMON/PREFERRED STOCKS, RIGHTS & WARRANTS -- 96.63%
           AUSTRALIA -- 4.90%
    51,700 Amcor Ltd. (Forest Products).........................   $    225,894
   162,200 Boral Ltd. (Building Materials)......................        303,730
    26,800 Brambles Industries Ltd. (Services)..................        524,870
   155,500 Broken Hill Proprietary Co. Ltd. (Metals -
             Diversified).......................................      1,311,770
    29,700 Coca Cola Amatil Ltd. (Beverages)....................        192,414
    93,700 CSR Ltd. (Industrial)................................        269,849
   307,200 David Jones Ltd. (Retail Store)......................        351,227
    23,791 Lend Lease Corp. Ltd. (Real Estate)..................        480,054
    78,500 Mayne Nickless Ltd (Transportation)..................        414,792
   108,000 National Australia Bank Ltd. (Financial).............      1,421,668
   192,978 News Corp Ltd. (Publishing & Printing)...............      1,571,875
    67,966 News Corp. Ltd. Pfd. (Publishing & Printing).........        480,521
    29,900 Orica Ltd. (Manufacturing -  Diversified)............        176,469
   157,000 Pacific Dunlop Ltd. (Holding Company)................        253,241
   150,037 Qantas Airways Ltd. (Transportation).................        225,320
    34,650 Rio Tinto Ltd. (Mining)..............................        411,149
    71,200 Santos Ltd. (Oil & Gas)..............................        220,011
   302,400 Telstra Corp. (Telecommunications)...................        773,707
   178,300 Westpac Banking Corp. (Financial)....................      1,085,381
   124,300 WMC Ltd. (Metals - Diversified)......................        373,338
    58,300 Woolworths Ltd. (Food - Retail)......................        189,157
                                                                   ------------
                                                                     11,256,437
                                                                   ------------
           BELGIUM -- 4.32%
     5,382 Acec-Union Miniere SA (Mining).......................        332,579
    11,080 Delhaize Freres NPV (Retail -Grocery)................        773,992
     6,055 Electrabel NPV (Utilities)...........................      1,716,288
       224 Fortis AG - Strip VVPR (Insurance)*..................             12
     8,400 Fortis AG NPV (Insurance)............................      2,144,010
       550 Generale De Banque-Tractabel Warrants expiring
            11/30/99 (Financial Services)*......................            192
     3,165 Group Bruxelles Lambert NPV (Financial Services).....        638,612
       250 KBC Bancassurance Holding - Strip (Financial
            Services)*..........................................             20
    14,750 Kredietbank NPV (Financial Services).................      1,319,653
     3,080 Petrofina SA NPV (Oil & Gas).........................      1,264,025
     9,050 Solvay SA (Chemicals)................................        717,289
     7,050 Tractebel NPV (Multi-Industry).......................      1,032,308
                                                                   ------------
                                                                      9,938,980
                                                                   ------------

                                  SECURITY                            VALUE
  SHARES                        DESCRIPTION                          (NOTE 2)
  ------                        -----------                          --------
           CANADA -- 2.87%
    15,100 Agrium, Inc. (Agriculture - Supplier)................   $    188,455
    11,800 Alcan Aluminium Ltd. (Metals -Diversified)...........        325,036
     9,000 Bank of Montreal (Financial).........................        495,817
     7,100 Barrick Gold Corp. (Mining)..........................        135,211
     8,200 Canadian National Railway Co. (Transportation).......        436,129
    27,000 Canadian Pacific Ltd.
            (Transportation - Rail).............................        760,252
    19,000 Extendicare, Inc., Class - A
            (Medical - Nursing Homes)*..........................        153,778
    10,900 Hudson's Bay Co. (Retail -
            Department Stores)..................................        249,833
    14,000 Imasco Ltd. (Tobacco)................................        258,519
    27,500 Imperial Oil Canada Ltd.
            (Oil & Gas).........................................        480,684
     3,500 Magna International, Inc., Class - A
            (Auto Related)......................................        239,713
    13,200 Moore Corp. Ltd. (Business Equipment)................        175,066
     3,700 Newbridge Networks Corp. (Telecommunication
            Services)*..........................................         88,455
    12,200 Noranda, Inc. (Metals - Diversified).................        210,760
    33,100 Nova Corp. of Alberta (Utilities)*...................        379,334
     3,600 Potash Corp. of Saskatchewan (Agriculture)...........        271,292
    10,500 Royal Bank Of Canada (Financial).....................        632,013
     5,100 Seagram Co. Ltd. (Wine & Spirits)....................        207,947
    19,700 Shaw Communications, Inc., Class - B (Cable TV)......        383,201
    16,100 Transcanada Pipelines Ltd. (Utilities)...............        356,975
     8,000 Westcoast Energy, Inc. (Utilities)...................        178,195
                                                                   ------------
                                                                      6,606,665
                                                                   ------------
           DENMARK -- 0.33%
     3,400 Danske Bank Group (Financial)........................        407,378
     3,700 Tele Danmark A/S, Class - B (Telecommunication
            Services)...........................................        354,658
                                                                   ------------
                                                                        762,036
                                                                   ------------
           FINLAND -- 2.69%
     5,400 Cultor Oyj (Food - Diversified)......................         87,661
   108,100 Merita Ltd. (Banking)................................        713,766
    17,900 Mesta Serla, Class - B (Forest Products & Paper).....        173,042
    48,500 Nokia Oyj, Class - A (Telecommunication Equipment)...      3,569,493
    20,700 Outokumpu (Metals - Steel)...........................        264,295
     7,900 Sampo Insurance Co. (Insurance)......................        374,647
    28,200 UPM-Kymmene (Paper Products).........................        776,689
    13,200 Valmet Oyj (Manufacturing -Diversified)..............        227,765
                                                                   ------------
                                                                      6,187,358
                                                                   ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
INTERNATIONAL EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1998

                                  SECURITY                            VALUE
  SHARES                        DESCRIPTION                          (NOTE 2)
  ------                        -----------                          --------
           COMMON/PREFERRED STOCKS, RIGHTS & WARRANTS
            (CONTINUED)
           FRANCE -- 8.75%
     2,475 Air Liquide (Chemicals - Specialty)..................   $    409,402
     4,562 Alcatel Alsthom (Telecommunications).................        928,941
     4,118 AXA UAP Certificate of Guaranteed Value
            (Insurance)*........................................          1,403
     9,368 AXA UAP SA (Insurance)...............................      1,053,733
    10,100 Banque Nationale de Paris (Financial)................        825,322
     1,110 Carrefour SA (Food - Retail).........................        702,311
     5,106 Cie de St. Gobain (Compagniede)......................        946,807
     6,750 Cie Generale des Eaux (Utilities)....................      1,441,468
     4,590 Cie Generale Warrants expiring 5/2/01 (Diversified
            Operations)*........................................          9,035
     6,795 Compagnie Financiere de Paribas (Financial)..........        727,225
     4,760 Dexia France (Insurance).............................        640,924
     1,900 Eridania Beghin-Say SA (Agricultural)................        419,575
    19,580 France Telecom SA (Telecommunications)...............      1,350,591
     2,840 Groupe Danone (Food Products & Services).............        783,121
     4,263 Lafarge SA (Building Materials)......................        440,728
    14,470 Lagardere Group (Diversified)........................        602,458
     7,211 Lyonnaise des Eaux Dumez (Environmental).............      1,186,844
     9,564 Michelin, Class - B (Tire & Rubber)..................        552,128
     9,106 Pechiney Cert. D'Invest (Metals).....................        366,777
     4,540 Peugeot SA (Auto Related)............................        976,279
       640 Pinault Printemps Redoute (Merchandising)............        535,680
    16,838 Rhone Poulenc Ord. (Pharmaceuticals).................        949,773
    16,640 Seita (Tobacco)......................................        754,187
     4,334 Societe Generale (Financial).........................        901,154
     7,730 Societe Nationale Elf Aquitane
            (Oil & Gas).........................................      1,086,859
    13,800 Thomson CSF (Defense)................................        525,027
     5,997 Total Co., Class - B (Oil & Gas).....................        779,707
    13,300 Unisor Sacilor (Iron & Steel)........................        205,482
                                                                   ------------
                                                                     20,102,941
                                                                   ------------
           GERMANY -- 10.13%
       181 Allianz AG (Multi-Line Insurance)*...................         59,180
     7,222 Allianz AG Holdings (Multi-Line Insurance)*..........      2,381,318
    11,020 BASF AG (Chemicals)..................................        522,145
    26,340 Bayer AG (Chemicals).................................      1,358,966
       855 Bayerische Motoren Werke AG
            (Auto Related)*.....................................        862,818

                                  SECURITY                            VALUE
  SHARES                        DESCRIPTION                          (NOTE 2)
  ------                        -----------                          --------
           GERMANY (CONTINUED)
        10 Bayerische Motoren Werke Rights expiring 7/22/98
            (Auto Related)*.....................................   $        287
     5,870 Commerzbank AG (Banking).............................        224,456
    18,400 Continental AG (Tire & Rubber).......................        573,056
    10,100 Daimler Benz AG (Auto Related).......................        990,690
    10,100 Daimler Benz Rights expiring 7/1/98 (Auto Related)*..         11,194
    17,233 Deutsche Bank AG (Financial).........................      1,459,720
    73,100 Deutsche Telekom AG (Telecommunications).............      1,978,906
    21,750 Dresdner Bank AG (Banking)...........................      1,172,776
     6,500 Hochtief AG (Building Materials).....................        311,582
     8,570 Hoechst AG (Chemicals)...............................        427,906
     1,380 Man AG (Machinery & Engineering).....................        536,858
    10,980 Mannesmann AG (Machinery)............................      1,114,125
    14,608 Metro AG (Retail - Department Stores)................        886,437
    14,608 Metro AG Rights expiring 7/22/98 (Retail - Department
            Stores)*............................................            567
     3,640 Muenchener Rueckver AG (Insurance)...................      1,805,375
     2,071 Preussag AG (Holding Company)........................        739,110
    12,975 RWE AG (Oil & Gas)...................................        769,368
     6,608 Schering AG (Pharmaceuticals)........................        778,898
    21,650 Siemens AG (Manufacturing)...........................      1,317,357
     2,550 Thyssen AG (Manufacturing -Miscellaneous)............        645,802
    15,282 Veba AG (Utilities)..................................      1,041,666
     1,357 Volkswagen AG (Auto Related)*........................      1,304,735
                                                                   ------------
                                                                     23,275,298
                                                                   ------------
           HONG KONG -- 0.47%
    39,000 Cheung Kong Holdings (Real Estate)...................        191,761
    21,000 Citic Pacific Ltd. (Diversified).....................         37,129
    22,000 CLP Holdings Ltd. (Electric -Distribution)...........        100,223
    16,700 Hang Seng Bank (Banking).............................         94,398
   105,600 Hong Kong & China Gas Company Ltd. (Utilities -
             Natural Gas).......................................        119,927
     4,800 Hong Kong & China Gas Warrant expiring 9/30/99
            (Utilities -
            Natural Gas)........................................            328
    58,000 Hong Kong Telecommunications (Telecom Services)......        108,909
    45,000 Hutchison Whampoa (Diversified Operations)...........        237,524
    24,000 Johnson Electric Holdings Ltd. (Electronic
            Components).........................................         88,892
    48,000 South China Morning Post
            (Publishing - Newspapers)...........................         23,075
    19,000 Sun Hung Kai Properties
            (Real Estate).......................................         80,672
                                                                   ------------
                                                                      1,082,838
                                                                   ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
INTERNATIONAL EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1998

                                  SECURITY                            VALUE
  SHARES                        DESCRIPTION                          (NOTE 2)
  ------                        -----------                          --------
           COMMON/PREFERRED STOCKS, RIGHTS & WARRANTS
            (CONTINUED)
           ITALY -- 3.84%
    29,750 Assic Generali (Insurance)...........................   $    967,398
    13,000 Banca Commerciale Italiana (Banking).................         77,744
   134,500 Credito Italiano (Financial -  Banking)..............        704,091
    68,500 Danieli di Risp (Engineering)........................        317,932
     5,900 ENI - ADR (Oil)......................................        383,500
   235,000 Ente Nazionale Idrocarburi (Insurance)...............      1,540,225
   223,750 Fiat Spa (Auto Related)*.............................        557,015
    28,000 Istituto Bancario San Paolo di Torino (Banking)......        404,051
    33,400 Istituto Mobiliare Italiano Spa (Financial
            Services)...........................................        526,132
    23,400 Istituto Nazionale D Assicurazi (Insurance)..........         66,481
     6,000 Italgas (Utilities)..................................         24,439
   444,840 Montedison Spa (Multi - Industries)..................        551,827
   152,000 Parmalat Finanziaria Spa Itl1000 (Holding Co.).......        309,986
    43,700 Rinascente (Retail - Department Stores)..............        435,156
   111,555 Telecom Italia (Telecommunications)..................        821,208
   145,000 Telecom Italia Mobile de Risp (Telecommunications)...        886,723
    77,000 Tim Di Risp (Telecommunications)*....................        259,916
                                                                   ------------
                                                                      8,833,824
                                                                   ------------
           JAPAN -- 15.04%
    74,000 Amada (Hand/Machine Tools)...........................        359,896
    67,000 Bank Of Tokyo - Mitsubishi
            (Financial - Banking)...............................        709,151
    60,000 Canon, Inc. (Business Equipment).....................      1,361,770
    25,000 Canon Sales (Business & Public Services).............        339,722
    69,000 Citizen Watch Co. (Jewelry)..........................        569,241
    69,000 Dai Nippon Printing (Printing & Publishing)..........      1,101,196
    62,000 Daiichi Pharmaceuticals (Pharmaceuticals)............        817,494
    76,000 Daikin Kogyo Co. (Machinery & Engineering)...........        489,545
    36,000 Daiwa House Industries (Manufacturing/Housing).......        317,746
    63,000 Denso Corp. (Auto Parts).............................      1,044,023
    29,600 Fanuc Co. (Electronic Components)....................      1,023,705
     7,000 Fuji Photo Film Ltd. (Photo Equipment)...............        243,605
    45,000 Fujitsu (Computer Equipment).........................        473,377

                                   SECURITY                            VALUE
  SHARES                         DESCRIPTION                          (NOTE 2)
  ------                         -----------                          --------
           JAPAN (CONTINUED)
   147,000 Hitachi Ltd. (Electrical & Electronics)................  $    958,534
    31,000 Honda Motor Co. (Auto Related).........................     1,103,394
    17,000 Hoya Corp. (Electrical Components).....................       481,375
    53,000 Inax (Building Materials)..............................       182,153
    29,000 Ito Yokado Co. (Retail - Grocery)......................     1,364,435
    73,000 Kaneka Corp. (Chemicals)...............................       383,961
    85,000 Keio Teito Electric Railway (Transportation)...........       309,280
    86,000 Kintetsu-Kinki Nippon Railway (Transportation).........       402,767
    81,000 Kirin Brewery Co. Ltd. (Brewery).......................       764,536
    24,000 Kokuyo (Office/Business)...............................       406,369
    90,000 Kuraray Co. Ltd. (Chemicals)...........................       764,536
     9,000 Kyocera Corp. (Electronics)............................       439,657
    39,000 Marui (Retail).........................................       581,670
    88,000 Matsushita Electric Co. (Electronic Components)........     1,413,935
   121,000 NGK Insulators (Industrial Components).................     1,050,544
     7,300 Nintendo (Toys)........................................       675,877
    48,000 Nippon Meat Packers (Food Processing)..................       587,593
    59,000 Nippon Steel Corp. (Steel).............................       103,725
    63,000 Okumura (Construction).................................       221,061
    23,000 Omron Corp. (Electronic Components)....................       351,322
   142,000 Osaka Gas Corp. (Utilities)............................       364,234
    54,000 Sankyo Pharmaceutical (Pharmaceuticals)................     1,229,483
    17,000 Secom Co. Ltd. (Business & Public Services)............       981,123
     9,000 Sega Enterprise (Electronic Components)................       155,307
    49,000 Seino Transport (Trucking & Leasing)...................       271,850
    69,000 Sekisui House (Manufacturing/Housing)..................       534,441
     6,000 Shin-Etsu Chemical Co. Ltd. (Chemicals)................       103,754
    17,200 Sony Corp. (Electrical & Electronics)..................     1,480,942
    83,000 Sumitomo Chemical Co. (Chemicals)......................       255,955
    61,000 Sumitomo Electric (Metal Fabricate/Hardware)...........       616,637
    46,000 Takeda Chemical Industries (Pharmaceuticals)...........     1,222,999
    13,000 TDK Corp. (Electrical & Electronics)...................       960,084
    68,000 Tokio Marine & Fire (Insurance)........................       698,667
    18,200 Tokyo Electric Power (Utilities).......................       356,683
    54,000 Tonen Corp. (Oil & Gas)................................       279,746
   190,000 Toray Industries (Chemicals)...........................       985,662

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
INTERNATIONAL EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1998

                                  SECURITY                            VALUE
  SHARES                        DESCRIPTION                          (NOTE 2)
  ------                        -----------                          --------
           COMMON/PREFERRED STOCKS, RIGHTS & WARRANTS
            (CONTINUED)
           JAPAN (CONTINUED)
   175,000 Toshiba Corp. (Electrical & Electronics).............   $    714,929
    41,000 Toyo Suisan Kaisha (Food Processing).................        249,917
    52,000 Toyota Motor Corp. (Auto Related)....................      1,345,054
    11,000 Yamato Transport Co. Ltd.
            (Transport - Services)..............................        123,244
    27,000 Yamazaki Baking Co. Ltd. (Food Processing)...........        239,282
                                                                   ------------
                                                                     34,567,188
                                                                   ------------
           MALAYSIA -- 0.37%
    35,000 Berjaya Sports Toto Berhad (Leisure & Recreation)....         51,930
    63,000 Kuala Lumpur (Miscellaneous -Materials)..............        101,834
    46,000 Malayan Banking (Financial)..........................         46,388
    25,000 Malaysia International Shipping (Transportation).....         36,490
    14,000 Nestle Malaysia (Food Processing)....................         63,498
    39,000 Petronas Gas Berhad (Utilities -Natural Gas).........         72,449
    38,200 Public Bank Berhad (Financial).......................         11,520
    55,000 Resorts World Berhad (Entertainment).................         60,507
    18,000 Rothmans Pall Mall (Tobacco).........................        124,849
    14,000 Sime Darby Berhad (Holding Company)..................          9,660
    24,000 Tanjong PLC (Leisure & Recreation)...................         33,293
    55,500 Telekom Malaysia (Telecommunications)................         93,727
    60,000 Tenega Nasional (Utilities)..........................         72,376
    25,000 UMW Holdings Berhad (Machinery & Equipment)..........         11,218
    64,000 YTL Corp. Berhad (Telecommunications)................         48,174
    34,700 YTL Power International (Telecommunications)*........         18,920
                                                                   ------------
                                                                        856,833
                                                                   ------------
           NETHERLANDS -- 4.96%
    39,518 ABN Amro Holding NV (Financial)......................        924,761
     1,300 Akzo Nobel (Chemicals)*..............................        289,003
    40,500 Elsevier (Publishing & Printing).....................        611,253
    17,875 Heineken NV (Brewery)*...............................        702,135
    22,872 ING Groep NV (Financial).............................      1,497,739
     5,464 KLM Royal Dutch Air (Transportation).................        221,880
     3,963 Kon Hoogovens (Iron & Steel).........................        171,449
    20,013 Koninklijke NV (Telecommunications)..................        770,374

                                  SECURITY                            VALUE
  SHARES                        DESCRIPTION                          (NOTE 2)
  ------                        -----------                          --------
           NETHERLANDS (CONTINUED)
    12,150 Philips Electronics (Electronic Components)..........   $  1,021,410
     7,563 PolyGram NV (Music/Clubs)............................        385,939
    53,080 Royal Dutch Petroleum (Oil & Gas)....................      2,943,524
    19,711 TNT Post Group NV (Transport -  Services)*...........        503,895
    17,240 Unilever NV (Food Processing)........................      1,367,945
                                                                   ------------
                                                                     11,411,307
                                                                   ------------
           NEW ZEALAND -- 3.07%
 1,859,600 Brierley Investment Co.
            (Multi-Industries)..................................        925,557
   644,600 Carter Holt Harvey (Forest Products & Papers)........        561,452
   220,800 Fletcher Challenge Building Ltd. -ADR (Building &
            Materials)..........................................        274,741
   244,600 Fletcher Challenge Energy Ltd. - ADR (Oil & Gas).....        583,347
   435,389 Fletcher Challenge Forests Ltd. - ADR (Forest
            Products & Papers)..................................        243,789
   439,300 Fletcher Challenge Paper Ltd. - ADR (Forest Products
            & Papers)...........................................        487,403
   163,700 Lion Nathan Ltd. (Brewery)...........................        363,250
     6,200 New Zealand Telecom - ADR (Telecommunications).......        203,050
   830,300 Telecom Corp. of New Zealand (Telecommunications)....      3,417,970
                                                                   ------------
                                                                      7,060,559
                                                                   ------------
           NORWAY -- 0.22%
     9,100 Norsk Hydro ASA (Manufacturing -Diversified).........        400,581
     3,100 Norske Skogindustrier ASA (Paper & Related
            Products)...........................................         95,826
                                                                   ------------
                                                                        496,407
                                                                   ------------
           SINGAPORE -- 1.22%
    52,000 City Development (Real Estate).......................        145,145
     5,000 Creative Technology Ltd.
            (Computers - Peripheral)*...........................         60,615
   100,000 DBS Land (Real Estate)...............................         82,791
    23,700 Development Bank Of Singapore (Banking)*.............        131,044
    15,000 Elec & Eltek International (Electrical Equipment)....         50,700
    21,000 Fraser & Neave (Beverages)...........................         56,381
    58,250 Keppel Corp. (Machinery & Equipment).................         87,496
    62,000 Keppel Land Ltd. (Real Estate).......................         56,830
    58,000 Overseas Chinese Banking Corp. (Banking).............        197,221
    27,000 Rothmans Industries Ltd. (Tobacco)...................        119,752
    66,000 Singapore International Airlines (Transportation)....        308,338

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
INTERNATIONAL EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1998

                                  SECURITY                            VALUE
  SHARES                        DESCRIPTION                          (NOTE 2)
  ------                        -----------                          --------
           COMMON/PREFERRED STOCKS, RIGHTS & WARRANTS
            (CONTINUED)
           SINGAPORE (CONTINUED)
    52,968 Singapore Press Holdings Ltd. (Publishing -
             Newspapers)........................................   $    353,955
    91,000 Singapore Tech Engineering Ltd. (Engineering)........         64,039
   455,000 Singapore Telecom Ltd. (Telecommunications)..........        645,771
   128,000 United Overseas Bank (Banking).......................        397,398
    23,000 Venture Manufacturing Ltd. (Computers)...............         43,525
                                                                   ------------
                                                                      2,801,001
                                                                   ------------
           SWEDEN -- 3.23%
    33,350 ABB AB, Class - A (Engineering)......................        472,314
    45,220 Astra AB, Class - A (Pharmaceuticals)................        923,794
    18,550 Electroloux AB, Class B (Appliances).................        318,509
    51,940 Ericsson LM, Class - B (Telecommunications)..........      1,516,752
     8,200 Handelsbanken Rights expiring 12/31/98 (Financial)...          8,222
       250 Hennes & Mauritz AB, Class - B (Clothing)............         15,948
    13,800 Investor AB, Class B - (Investment Companies)........        805,111
   108,610 Nordbanken Holding AB (Holding Company)..............        796,311
    31,590 Skandia Forsakrings AB (Multi-Line Insurance)........        451,348
     9,770 Skanska AB, Class - B (Engineering)..................        438,364
    10,920 Svenska Handelsbanken, Class - A (Banking -
             Financial).........................................        506,386
   133,210 Swedish Match AB (Tobacco)...........................        442,425
    24,090 Volvo AB (Automotive)................................        717,063
                                                                   ------------
                                                                      7,412,547
                                                                   ------------
           SWITZERLAND -- 6.76%
       476 ABB AG (Electrical & Electric).......................        703,464
    12,290 Credit Suisse Group (Financial)......................      2,736,607
       446 Holderbank (Building Materials & Components).........        567,909
       203 Julius Baer Holding AG, Class - B (Banking)..........        635,505
       996 Nestle SA (Food Processing)..........................      2,133,018
     2,133 Novartis AG (Pharmaceuticals)........................      3,551,952
       252 Roche Holding AS - Genusshein (Pharmaceuticals)......      2,476,440
     1,255 SAirGroup (Airlines).................................        413,172
       458 Saurer AG (Machinery)*...............................        468,364
       586 Schw Rueckversicherungs (Insurance)..................      1,483,074
       468 Sulzer AG (Manufacturing - Consumer Goods)...........        369,596
                                                                   ------------
                                                                     15,539,101
                                                                   ------------

                                  SECURITY                           VALUE
  SHARES                        DESCRIPTION                         (NOTE 2)
  ------                        -----------                         --------
           UNITED KINGDOM -- 23.46%
    50,000 Abbey National PLC (Commercial Banks)................  $    890,220
   255,300 B.A.T. Industries (Tobacco)..........................     2,560,285
    63,000 Barclays PLC (Banking)...............................     1,818,652
    26,982 Bass PLC (Brewery)...................................       506,066
   290,000 Billiton PLC (Oil & Gas).............................       585,528
    32,000 BOC Group PLC (Chemicals)............................       436,517
   141,100 Booker PLC (Food Processing).........................       582,727
   194,000 British Petroleum Co. PLC (Oil & Gas)................     2,837,375
    87,000 British Sky Broadcasting Group PLC (Broadcasting &
            Publishing).........................................       628,231
   556,235 British Steel PLC (Steel/Iron).......................     1,227,487
   206,600 British Telecom PLC (Telecommunications).............     2,568,324
    79,375 BTR PLC, Class - A (Diversified Operations)*.........       226,487
     4,000 BTR PLC, Class - B (Diversified Operations)*.........         2,303
    49,000 Cable & Wireless PLC (Telecommunications)............       598,099
    70,000 Cadbury Schweppes PLC (Food Processing)..............     1,086,869
    95,053 Charter (Multi-Industries)...........................       995,274
   533,400 Coats Viyella (Textiles & Apparel)...................       658,639
    91,872 Diageo PLC (Wine & Spirits)..........................     1,089,973
       408 Diageo PLC, Class - B (Wine & Spirits)*..............         3,489
   297,000 FKI PLC (Electronics)................................       864,798
   168,700 General Electric PLC (Electrical & Electronics)......     1,456,761
   114,800 Glaxo Welcome PLC (Pharmaceuticals)..................     3,448,081
    94,000 Greenalls Group PLC (Retail -Department Stores)......       817,200
    65,755 H.S.B.C. Holdings PLC (Financial Services)...........     1,669,961
   108,175 Hanson PLC (Food Processing).........................       658,393
   257,100 Hillsdown Holdings (Food Processing).................       694,992
   222,200 House Of Fraser (Retail - Department Stores).........       650,705
   135,000 Inchcape PLC (Commercial Services)...................       430,259
    32,500 Legal and General (Insurance)........................       347,349
   181,700 Lloyds TSB Group PLC (Financial).....................     2,543,782
   243,100 Marks & Spencer PLC (Retail -Department Stores)......     2,214,831
   231,100 Mirror Group PLC (Publishing & Printing).............       871,508
    41,700 National Westminster Bank (Financial)................       747,314
    95,305 Peninsular & Oriental Steam Navigation Co.
            (Transportation)....................................     1,381,969

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
INTERNATIONAL EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1998

                                 SECURITY                              VALUE
 SHARES                         DESCRIPTION                           (NOTE 2)
 ------                         -----------                           --------
         COMMON/PREFERRED STOCKS, RIGHTS & WARRANTS (CONTINUED)
         UNITED KINGDOM (CONTINUED)
  35,500 Prudential Corp. PLC (Insurance)........................   $    468,267
  27,110 Reckitt & Colman (Household Products)...................        517,962
 113,000 Reed International PLC (Publishing -Books)..............      1,022,919
  25,133 Reuters Group PLC (Multimedia)..........................        288,327
  69,100 Rio Tinto PLC (Mining)..................................        786,367
 233,500 RJB Mining PLC (Mining).................................        471,450
  73,480 Royal & Sun Alliance Insurance Group PLC (Insurance)....        760,193
  77,400 Scottish Hydro (Utilities - Electrical).................        687,739
 354,700 Sears (Retail - Department Stores)......................        315,169
 177,300 Sedgwick Group (Insurance)..............................        378,688
 188,000 Smithkline Beecham (Pharmaceuticals)....................      2,297,886
 260,762 Smurfit (Jefferson) Group (Packaging)...................        785,388
 127,000 Tate & Lyle (Food Processing)...........................      1,008,727
  98,600 Tesco (Retail - Grocery)................................        967,425
  66,600 Thames Water (Utilities)................................      1,200,220
 143,000 Unilever (Food Processing)..............................      1,525,947
  49,000 United News & Media PLC (Publishing - Newspapers).......        686,404
  78,075 Vodafone (Telecommunications)...........................        991,424
  85,000 Williams Holdings (Consumer Services)*..................        548,545
  48,000 Willis Corroon Group PLC (Multi-Line Insurance).........        122,145
                                                                    ------------
                                                                      53,931,640
                                                                    ------------
         TOTAL -- COMMON STOCKS (COST $202,492,927)..............    222,122,960
                                                                    ------------

 PRINCIPAL                        SECURITY                             VALUE
  AMOUNT                         DESCRIPTION                          (NOTE 2)
 ---------                       -----------                          --------
           SHORT-TERM INVESTMENTS -- 2.05%
           UNITED STATES -- 0.10%
   225,963 Bankers Trust Weekly Time Deposit, 5.375%, 7/1/98.....   $    225,963
           UNITED STATES -- 1.96%
 4,500,000 Bankers Trust Time Deposit, 6.125%, 7/1/98............      4,500,000
                                                                    ------------
           TOTAL -- SHORT-TERM INVESTMENTS
            (COST $4,725,963)....................................      4,725,963
                                                                    ------------
           TOTAL INVESTMENTS (COST $207,218,890) (a) -- 98.68%...    226,848,923
           OTHER ASSETS IN EXCESS OF
            LIABILITIES -- 1.32%.................................      3,025,997
                                                                    ------------
           TOTAL NET ASSETS -- 100.00%...........................   $229,874,920
                                                                    ============

--------
* Non-income producing securities
(a) At June 30, 1998, the aggregate cost of investment securities for income tax purposes was $210,738,363. Cost for federal income tax purposes differs from value of net unrealized appreciation of securities as follows:

 Unrealized appreciation.........................................  $ 33,050,582
 Unrealized depreciation.........................................   (16,940,022)
                                                                   ------------
 Net unrealized appreciation.....................................  $ 16,110,560
                                                                   ============

ADR--American Depository Receipt
PLC--Public Liability Company

     CONTRACT                                             VALUE ON
      AMOUNT                                 SETTLEMENT ORIGINATION     VALUE ON     APPRECIATION
 (LOCAL CURRENCY) FORWARD EXCHANGE              DATE        DATE        6/30/98     (DEPRECIATION)
 ---------------- CONTRACTS                  ---------- ------------  ------------  --------------
                  CURRENCY PURCHASED
      5,600,000   Canadian Dollar.........    8/20/98   $  3,897,466  $  3,812,377     ($85,089)
     11,400,000   Danish Kroner...........    8/20/98      1,656,110     1,659,050        2,940
      5,100,000   French Franc............    8/20/98        842,279       846,052        3,773
      2,250,000   German Mark.............    8/20/98      1,245,847     1,250,486        4,639
    428,000,000   Japanese Yen............    8/20/98      3,475,295     3,105,725     (369,570)
  2,420,000,000   Italian Lire............    8/20/98      1,356,272     1,361,539        5,267
      3,000,000   Netherlands Guilder.....    8/20/98      1,476,116     1,479,217        3,101
  1,026,000,000   Spanish Peseta..........    8/20/98      6,687,655     6,711,146       23,491
      2,650,000   Swiss Franc.............    8/20/98      1,844,184     1,756,712      (87,472)
                                                        ------------  ------------    ---------
                  Total Currency Purchased              $ 22,481,224  $ 21,982,304    ($498,920)
                                                        ============  ============    =========
                  CURRENCY SOLD
  (180,500,000)   Belgian Franc...........    8/20/98    ($4,843,777)  ($4,862,870)    ($19,092)
    (9,800,000)   British Pound...........    8/20/98    (15,970,673)  (16,309,956)    (339,283)
   (18,900,000)   Finnish Markka..........    8/20/98     (3,464,042)   (3,445,572)      18,469
   (11,000,000)   Hong Kong Dollar........    8/20/98     (1,414,246)   (1,412,212)       2,033
    (2,450,000)   Singapore Dollar........    8/20/98     (1,452,282)   (1,444,746)       7,536
                                                        ------------  ------------    ---------
                  Total Currency Sold                   ($27,145,019) ($27,475,357)   ($330,337)
                                                        ============  ============    =========

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
LIMITED DURATION MUNICIPAL BOND PORTFOLIO
Portfolio of Investments -- June 30, 1998

 PRINCIPAL                SECURITY                         MATURITY    VALUE
  AMOUNT                DESCRIPTION                 RATE     DATE    (NOTE 2)
 ---------              -----------                 ----   --------  --------
           MUNICIPAL BONDS -- 98.51%
           ALABAMA -- 1.08%
   275,000 Birmingham, Alabama North Medical
            Clinic, Escrowed to Maturity........    6.625%  4/1/00  $   287,375
    36,388 Homewood Alabama, Prerefunded 2/1/99
            @ 102...............................    8.250%  2/1/04       35,000
   180,000 Pell City Alabama Industrial
            Development, Shelby Steel
            Fabricators, AMT
            (LOC - Southtrust Bank).............    7.700%  9/1/01      181,492
                                                                    -----------
                                                                        505,255
                                                                    -----------
           ARIZONA -- 0.77%
    55,000 Marico County Arizona Industrial
            Development Authority, Housing
            Facility Revenue, Escrowed to
            Maturity............................    6.750% 12/1/03       58,231
   300,000 Valley Housing Development Revenue,
            Section 8 Assistance................    8.000% 10/1/20      302,706
                                                                    -----------
                                                                        360,937
                                                                    -----------
           ARKANSAS -- 8.53%
    95,000 Arkansas State Development Finance
            Authority (Insured FHA).............    8.000% 8/15/11      102,244
 2,400,000 Arkansas State Development Finance
            Authority (Insured MBIA)............    5.100% 10/1/16    2,445,000
   950,000 Rogers Arkansas Sales & Use Tax
            Revenue.............................    5.000% 11/1/15      953,563
   305,277 Springdale Arkansas Residential
            Housing, Series A (FNMA
            Collateral).........................    7.650%  9/1/11      332,752
   145,000 Washington County Hospital Revenue,
            Escrowed to Maturity (Insured -
             AMBAC).............................    6.500%  1/1/00      148,081
                                                                    -----------
                                                                      3,981,640
                                                                    -----------
           CALIFORNIA -- 9.32%
 1,500,000 Abag Financial Authority For
            Nonprofit...........................    5.500% 10/1/07    1,507,500
    40,000 California Health Facility Authority
            Revenue, Prerefunded 5/1/99 @ 102...    7.600%  6/1/15       41,850
   135,000 Chino California University School
            District, Capital Construction
            Project, Series A
            (LOC - National Westminster),
            Prerefunded 9/1/98 @ 102............    8.000%  9/1/04      138,588
   485,000 City of Vallejo Housing Authority,
            Multi-Family Housing Revenue,
            Mandatory Put
            6/1/99 @ 100 (Surety Bond with
            Continental Casualty)...............    5.000%  6/1/07      486,668
 2,015,000 Los Angeles California Multifamily
            Housing Revenue, AMT (FNMA
            Collateral).........................    4.850%  7/1/02    2,045,226
   125,000 Los Angeles Community Redevelopment
            Agency Housing Revenue..............    5.500% 12/1/05      129,531
                                                                    -----------
                                                                      4,349,363
                                                                    -----------
           COLORADO -- 1.35%
   250,000 Aurora Colorado Housing Authority,
            Single Family Mortgage Revenue......    7.300%  5/1/10      270,938
   200,000 Colorado Housing Finance Authority,
            AMT.................................    6.850%  8/1/22      205,500
    80,000 Commerce City Colorado Single Family
            Mortgage Revenue, Series A..........    6.875%  3/1/12       84,700
    70,000 Denver Colorado City & County
            Industrial Development Revenue
            (LOC - Colorado National Bank)......    6.500%  6/1/99       71,320
                                                                    -----------
                                                                        632,458
                                                                    -----------
           CONNECTICUT -- 0.26%
   120,000 Connecticut State Resource Recovery
            Authority...........................    7.625%  1/1/09      123,450
                                                                    -----------
           DELAWARE -- 1.39%
    75,000 Delaware Transit Authority, Escrowed
            to Maturity.........................    9.000%  7/1/01       82,125
   550,000 Wilmington Delaware Hospital Revenue,
            Osteopathic Hospital, Series A,
            Prerefunded 10/1/98 @ 102...........   10.000% 10/1/03      567,919
                                                                    -----------
                                                                        650,044
                                                                    -----------
           FLORIDA -- 5.02%
    40,000 Dade County, Florida Entitlement
            Revenue, Prerefunded 2/1/00 @ 103
            (Insured - AMBAC)...................    9.750%  2/1/00       43,650
   225,000 Dade County, Florida Health
            Facilities (Insured - FHA)..........    7.600%  8/1/24      238,500

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
LIMITED DURATION MUNICIPAL BOND PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1998

 PRINCIPAL                SECURITY                         MATURITY    VALUE
  AMOUNT                DESCRIPTION                 RATE     DATE    (NOTE 2)
 ---------              -----------                 ----   --------  --------
           MUNICIPAL BONDS (CONTINUED)
           FLORIDA (CONTINUED)
 2,000,000 Florida Housing Finance Authority,
            Mandatory Put 12/1/99 @ 100,
            (LOC - First Union National Bank)...    4.850%  12/1/05 $ 2,008,580
    50,000 Florida State Division Board Finance
            Department (Insured - MBIA).........    6.600%   7/1/02      50,875
                                                                    -----------
                                                                      2,341,605
                                                                    -----------
           GEORGIA -- 1.66%
   120,000 Cobb County, Georgia Water & Sewer,
            Escrowed to Maturity................    9.500%   1/1/02     140,700
    80,000 Fulton County Housing Authority,
            Single-Family Revenue, AMT (GNMA
            Collateral).........................    6.200%   3/1/13      84,600
   260,000 Gwinnett County, Development
            Authority, AMT (LOC - Suntrust
            Bank)...............................    3.900%   3/1/99     260,270
   290,000 Gwinnett County, Development
            Authority, AMT, (LOC - Suntrust
            Bank)...............................    4.050%   3/1/00     290,363
                                                                    -----------
                                                                        775,933
                                                                    -----------
           ILLINOIS -- 7.24%
   270,000 Bloomingdale, Illinois Water & Sewer
            (Insured - MBIA)....................    7.800%   5/1/06     289,238
 2,000,000 Illinois Health Facilities Authority,
            Partial Prerefunded 4/1/99 @ 102....    7.375%   4/1/08   2,090,140
   100,000 Illinois State, General Obligation
            Bonds...............................    4.750%   8/1/99     100,068
    95,000 Macomb Illinois Elderly Housing Corp.
            Revenue.............................    7.250%   9/1/98      95,251
   295,000 McDonough County, Hospital District..    4.100%   7/1/99     294,743
   500,000 St. Clair County Public Building
            Revenue, Escrowed to Maturity
            (Insured - MBIA)....................    8.000%  12/1/05     508,430
                                                                    -----------
                                                                      3,377,870
                                                                    -----------
           INDIANA -- 5.91%
   225,000 Adams County Industrial Economic
            Development Revenue, AMT (LOC - Fuji
            Bank)...............................    7.450%   6/1/00     229,219
 1,385,000 Lawrence Indiana Multifamily Revenue,
            AMT (FNMA Collateral)...............    5.050%   1/1/08   1,430,013
 1,000,000 Mun-Del Building Corp. (Insured -
             AMBAC).............................    7.000%   1/5/05   1,057,500
    40,000 Vigo County Indiana Hospital
            Authority Revenue, Prerefunded
            4/1/99 @ 100........................   10.375%   4/1/10      41,916
                                                                    -----------
                                                                      2,758,648
                                                                    -----------
           KANSAS -- 0.05%
    25,000 Wichita Kansas Hospital Development,
            Escrowed to Maturity................    6.625%  10/1/98      25,142
                                                                    -----------
           KENTUCKY -- 0.15%
    65,000 Kentucky State Pollution Authority,
            Escrowed to Maturity................    5.900%   8/1/03      68,088
                                                                    -----------
           LOUISIANA -- 7.43%
   170,000 Calcasieu Parish Louisiana Public
            Transportation Authority............    6.375%  11/1/02     180,413
    20,000 East Baton Rouge Parish Hospital,
            Escrowed to Maturity................    6.200%  10/1/02      20,875
 2,500,000 Louisiana Public Facility Authority,
            Series A-1, Mandatory Put 6/1/02 @
            100
            (Insured - AMBAC)...................    5.000%   6/1/02   2,571,874
   325,000 Parish of Ouachita Louisiana
            Industrial Development (LOC -
             Regions Bank of Louisiana).........    4.800%   8/1/02     330,281
   195,000 Parish of Ouachita Louisiana
            Industrial Development (LOC -
             Regions Bank of Louisiana).........    4.300%   8/1/99     195,398
   170,000 Parish of Ouachita Louisiana
            Industrial Development (LOC -
             Regions Bank of Louisiana).........    4.125%   8/1/98     170,036
                                                                    -----------
                                                                      3,468,877
                                                                    -----------
           MAINE -- 3.06%
    65,000 Maine Educational Loan Authority,
            AMT.................................    6.150%  12/1/98      65,600
 1,100,000 Maine Finance Authority Revenue, AMT
            (Insured FSA).......................    5.200%   7/1/18   1,102,749
   250,000 Maine State Housing Authority........    7.900% 11/15/06     258,173
                                                                    -----------
                                                                      1,426,522
                                                                    -----------
           MASSACHUSETTS -- 1.31%
    75,000 Boston Water & Sewer, Escrowed to
            Maturity............................   10.650%   1/1/99      76,499
   485,000 Massachusetts Finance Agency,
            Prerefunded 11/15/00 @ 102..........    8.400% 11/15/08     536,532
                                                                    -----------
                                                                        613,031
                                                                    -----------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
LIMITED DURATION MUNICIPAL BOND PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1998

 PRINCIPAL                SECURITY                         MATURITY    VALUE
  AMOUNT                DESCRIPTION                 RATE     DATE    (NOTE 2)
 ---------              -----------                 ----   --------  --------
           MUNICIPAL BONDS (CONTINUED)
           MICHIGAN -- 4.35%
   455,000 Michigan State Housing Development
            Authority...........................   10.375%   4/1/10 $   507,894
 1,305,000 Michigan State Housing Development
            Authority, Home Improvement, Series
            B, AMT..............................    7.650%  12/1/12   1,365,356
   155,000 Michigan State Strategic Fund
            (Insured - FHA).....................    6.000%   2/1/00     157,713
                                                                    -----------
                                                                      2,030,963
                                                                    -----------
           MINNESOTA -- 1.52%
   400,000 Apple Valley Housing Development
            Revenue (LOC - Banque Paribas)......    7.400%   8/1/98     400,700
    53,000 Dakota County Housing Authority, AMT
            (GNMA/FNMA Collateral)..............    5.100%  10/1/98      53,183
   100,000 Dakota County, Minnesota, AMT
            (GNMA/FNMA Collateral)..............    5.200%  10/1/99     101,375
   150,000 St Paul Minnesota Port Authority,
            Pre-Refunded 12/1/98 @ 102..........    8.000%  12/1/07     155,622
                                                                    -----------
                                                                        710,880
                                                                    -----------
           MISSISSIPPI -- 1.09%
   180,000 Jackson County, Port Improvement
            Projects, AMT.......................    6.500%   5/1/99     183,713
   250,000 Mississippi Business Finance Corp.
            Industrial Development Authority,
            Series 1996, AMT
            (LOC - National Bank Commerce)......    4.800%   9/1/98     250,185
    75,000 Mississippi Home Corp. Mortgage
            Access Program, Single-Family
            Mortgage Revenue, AMT (GNMA
            Collateral).........................    4.500%   6/1/99      75,201
                                                                    -----------
                                                                        509,099
                                                                    -----------
           MISSOURI -- 0.89%
   375,000 St. Louis County, Single-Family
            Mortgage Revenue (Insured - AMBAC)..    9.250%  10/1/16     413,438
                                                                    -----------
           NEBRASKA -- 0.49%
   195,000 Consumer Public Power................    5.100%   1/1/03     195,608
    35,000 Douglas County, Hospital Authority
            Revenue, Escrowed to Maturity.......    7.250%  10/1/98      35,169
                                                                    -----------
                                                                        230,777
                                                                    -----------
           NEVADA -- 0.09%
    40,000 Washoe Nevada Housing and Finance
            (Insured - MBIA FHA221 (D) 4).......    6.875%   7/1/21      42,250
                                                                    -----------
           NEW HAMPSHIRE -- 0.87%
   395,000 New Hampshire State Housing Finance
            Authority, AMT (LOC - Bank of Tokyo
            Mitsubishi).........................    7.900%   7/1/00     405,369
                                                                    -----------
           NEW MEXICO -- 0.54%
   250,000 Alamagordo Municipal School
            District............................    7.125%  1/15/08     252,690
                                                                    -----------
           NEW YORK -- 6.23%
   425,000 Amherst New York Individual
            Development Agency (LOC - Keybank)..    4.500%  10/1/00     425,531
   445,000 Amherst New York Individual
            Development Agency (LOC - Keybank)..    4.650%  10/1/01     446,669
   540,000 New York City Industrial Development
            Revenue, Series I, AMT, Mandatory
            Put 11/1/98 @ 100 (LOC - Algemene
            Bank)...............................    8.000%  11/1/08     541,820
 1,060,000 New York City Industrial Development
            Revenue, Series J, AMT, Mandatory
            Put 11/1/98 @ 100 (LOC - Algemene
            Bank)...............................    8.000%  11/1/08   1,063,572
   420,000 New York State Housing Finance
            Agency..............................    7.900%  11/1/99     431,550
                                                                    -----------
                                                                      2,909,142
                                                                    -----------
           OHIO -- 0.88%
   150,000 Lucas County Ohio Hospital Revenue,
            Prerefunded 11/15/99 @ 102
            (Insured - MBIA)....................    6.750% 11/15/09     157,500
   110,000 Ohio State Air Quality Development
            Authority Revenue, Escrowed to
            Maturity
            (LOC - Societe Generale)............    7.875%  11/1/00     115,913
   120,000 Ohio State Water Development
            Authority Revenue, Escrowed to
            Maturity............................    8.000%  12/1/04     135,150
                                                                    -----------
                                                                        408,563
                                                                    -----------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
LIMITED DURATION MUNICIPAL BOND PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1998

 PRINCIPAL                SECURITY                         MATURITY    VALUE
  AMOUNT                DESCRIPTION                 RATE     DATE    (NOTE 2)
 ---------              -----------                 ----   --------  --------
           MUNICIPAL BONDS (CONTINUED)
           OKLAHOMA -- 0.78%
   355,000 Oklahoma State Industrial Authority
            Revenue, Escrowed to Maturity.......    6.250%  10/1/02 $   365,650
                                                                    -----------
           PENNSYLVANIA -- 11.46%
    40,000 Allegheny County Pennsylvania
            Hospital............................    7.500%   8/1/13      40,462
    80,000 Allegheny County Resident Authority,
            Monthly Put, AMT (GNMA
            Collateral)*........................    4.100%  12/1/98      80,400
   115,000 Athens Pennsylvania Area School
            Authority, Escrowed to Maturity.....    6.250%   4/1/02     123,625
   195,000 Beaver County Pennsylvania Industrial
            Development Authority Pollution.....    6.000%   5/1/07     195,386
   165,000 Catasauqua Pennsylvania Area School
            Authority, Escrowed to Maturity.....    8.400%  2/15/01     174,694
    95,000 Dauphin County General Authority.....    5.650%   1/1/99      95,622
   500,000 Dauphin County General Authority,
            Mandatory Put 6/1/00 @ 100
            (Insured - AMBAC)...................    4.250%   6/1/26     500,000
    50,000 Edgewood Pennsylvania School
            District, Escrowed to Maturity......    5.900%   8/1/99      50,038
   100,000 Harrisburg Pennsylvania, Escrowed to
            Maturity............................    7.125%   4/1/99     102,456
    50,000 Harrisburg Pennsylvania Water
            Authority, Escrowed to Maturity
            (Insured - FGIC)....................    6.300%  7/15/98      50,033
   100,000 Hatboro Horsham Pennsylvania School
            District............................    6.200%   9/1/98     100,406
   105,000 Mars Pennsylvania Area School
            District (Insured - MBIA)**.........    4.110%   9/1/98     104,433
   550,000 Metropolitan Lancaster Pa............    4.250%  2/15/00     549,890
    20,000 Pennsylvania Higher Education,
            Medical College, Prerefunded 3/1/99
            @ 102...............................    8.100%   3/1/00      20,674
 1,000,000 Pennsylvania State Financing
            Authority...........................    6.600%  11/1/09   1,098,749
   320,000 Philadelphia Hospital & Higher
            Education Authority, Moss
            Rehabilitation Hospital Revenue
            (Insured - AMBAC)...................    6.900%   7/1/00     337,200
   510,000 Philadelphia Muni Authority,
            Prerefunded 4/1/00 @ 100 (Insured -
             FGIC)..............................    7.800%   4/1/18     543,150
    25,000 Radnor Township School Authority,
            Escrowed to Maturity................    5.850% 10/15/01      25,281
   555,000 Scranton Lackawanna Health & Welfare
            Authority...........................    4.750%   7/1/98     554,999
   110,000 Scranton Pennsylvania (Insured -
             Asset GTY).........................    4.200% 11/15/99     110,550
   100,000 Susquehanna Township Pennsylvania....    5.000% 10/15/98     100,386
   305,000 William Penn School District,
            Escrowed to Maturity................    8.000%   8/1/00     329,019
    60,000 Windber Area Authority Hospital
            Revenue, Hospital Project, Escrowed
            to Maturity
            (Insured FHA).......................    4.750%   2/1/00      60,750
                                                                    -----------
                                                                      5,348,203
                                                                    -----------
           PUERTO RICO -- 0.08%
    35,000 Puerto Rico Commonwealth Aquaduct &
            Sewer Authority Revenue, Escrowed to
            Maturity............................    7.875%   7/1/99      35,709
                                                                    -----------
           SOUTH DAKOTA -- 0.54%
   250,000 South Dakota Student Loan Assistance
            Corp., Escrowed to Maturity.........    7.000%   8/1/98     250,570
                                                                    -----------
           TENNESSEE -- 3.77%
   400,000 Fayetteville & Lincoln Tennessee
            Industrial Development Board, AMT
            (LOC - First Union Bank)............    5.000%   6/1/01     405,499
   350,000 Fayetteville & Lincoln Tennessee
            Industrial Development Board
            Revenue, AMT
            (LOC - First Union Bank)............    4.750%   6/1/99     351,579
   330,000 Metro Government Nashville & Davidson
            County Industrial Development Board
            Revenue (Insured - FHA 221 (D) 4)...    6.250%   7/1/02     344,438
   175,000 Metro Government Nashville & Davidson
            County Industrial Development Board
            Revenue (Insured - FHA 221 (D) 4)...    6.250%   7/1/02     183,313
   450,000 Shelby County Tennessee Health &
            Housing (Insured - Asset GTY).......    6.000%  10/1/02     473,062
                                                                    -----------
                                                                      1,757,891
                                                                    -----------
           TEXAS -- 1.66%
   140,000 Austin, Texas Water, Sewer and
            Electric............................   14.000% 11/15/01     165,900
   170,000 Bexar County, Texas Health Facility
            (LOC - Banque Paribas)..............    7.500%  12/1/98     172,455

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
LIMITED DURATION MUNICIPAL BOND PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1998

  SHARES/
 PRINCIPAL                SECURITY                         MATURITY    VALUE
  AMOUNT                 DESCRIPTION                RATE     DATE    (NOTE 2)
 ---------               -----------                ----   --------  --------
           MUNICIPAL BONDS (CONTINUED)
           TEXAS (CONTINUED)
   240,000 San Antonio Texas Electric & Gas
            (Insured - FGIC).....................   5.250%  2/1/00  $   240,244
   190,000 Texas Water Resource Financial
            Authority (Surety Bond with AMBAC)...   7.000% 8/15/99      196,413
                                                                    -----------
                                                                        775,012
                                                                    -----------
           VERMONT -- 0.22%
   100,000 University of Vermont & State
            Agriculture College..................   7.700% 11/1/02      104,095
                                                                    -----------
           VIRGINIA -- 1.76%
   540,000 King George County Industrial
            Development Authority, King County
            Elementary School....................   4.875%  8/1/98      540,286
   275,000 Virginia State Water & Sewer Revenue,
            Series B (FNMA GIC)..................   8.700% 11/1/11      279,576
                                                                    -----------
                                                                        819,862
                                                                    -----------
           WASHINGTON -- 6.32%
 2,750,000 Washington State Health Care
            Facilities Authority Revenue (LOC -
             AIB Group)..........................   7.875% 12/1/09    2,949,375
                                                                    -----------
           WISCONSIN -- 0.44%
    45,000 Madison Wisconsin Hospital Revenue,
            Escrowed to Maturity.................   7.000%  6/1/00       47,306
    50,000 Racine Wisconsin Promissory Notes,
            Series A.............................   4.600% 12/1/98       50,211
    90,000 Wisconsin Housing & Economic
            Development Authority, AMT (Insured -
             FHA)................................   7.300%  9/1/99       91,912
    15,000 Wisconsin Housing & Economic
            Development Authority, Series B, AMT
            (GEMIC Pool).........................   6.625%  9/1/20       15,263
                                                                    -----------
                                                                        204,692
                                                                    -----------
           TOTAL MUNICIPAL BONDS (COST
            $45,518,979).........................                    45,983,093
                                                                    -----------
           SHORT-TERM INVESTMENTS -- 0.44%
  202,785  Provident Municipal Money Market......                       202,785
                                                                    -----------
           TOTAL SHORT-TERM INVESTMENTS (COST
            $202,785)............................                       202,785
                                                                    -----------
           TOTAL INVESTMENTS (COST $45,721,764)
            (a) -- 98.95%........................                    46,185,878
           OTHER ASSETS IN EXCESS OF
           LIABILITIES -- 1.05%..................                       491,079
                                                                    -----------
           TOTAL NET ASSETS -- 100.00%...........                   $46,676,957
                                                                    ===========

--------
 * Variable rate security. Rate in effect at June 30, 1998. Maturity date reflects next rate change date.
** Zero coupon bond. Rate reflects effective yield.
(a) At June 30, 1998, the aggregate cost of investment securities for federal income tax purposes is substantially the same and differs from the value of net unrealized appreciation of securities as follows:

 Unrealized appreciation.............................................  $528,975
 Unrealized depreciation.............................................   (64,861)
                                                                       --------
 Net unrealized appreciation.........................................  $464,114
                                                                       ========

AIB--Allied Irish Bank
AMT--Alternative Minimum Tax
AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Authority
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance, Inc.
GEMIC--General Electric Mortgage Insurance Co.
GIC--Guaranteed Investment Contract
GNMA--Government National Mortgage Association
GTY--Guaranteed
LOC--Letter of Credit
MBIA--Municipal Bond Insurance Association

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Statements of Assets and Liabilities
June 30, 1998

                                                             SMALL
                                                         CAPITALIZATION INTERNATIONAL LIMITED DURATION
                              VALUE EQUITY GROWTH EQUITY     EQUITY        EQUITY      MUNICIPAL BOND
                               PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO
                              ------------ ------------- -------------- ------------- ----------------
ASSETS:
 Investments, at value (cost
  $152,063,807; $164,704,692;
  $145,072,208; $207,218,890;
  and $45,721,764
  respectively).............. $176,146,172 $214,831,719   $152,438,638  $226,848,923    $46,185,878
 Foreign currency, at value
  (cost $0; $0; $0;
  $2,825,955; and $0
  respectively)..............           --           --             --     2,825,212             --
 Unrealized appreciation on
  forward exchange
  contracts..................           --           --             --        86,850             --
 Receivable for investments
  sold.......................      371,273    1,946,610        263,029     6,447,211             --
 Dividends and interest
  receivable.................      301,413      101,028        102,320       680,984        689,303
 Foreign tax reclaim
  receivable.................           --           --             --       392,284             --
 Deferred organization
  costs......................       13,315       13,629         13,534        13,197         14,105
                              ------------ ------------   ------------  ------------    -----------
    Total Assets.............  176,832,173  216,892,986    152,817,521   237,294,661     46,889,286
                              ------------ ------------   ------------  ------------    -----------
LIABILITIES:
 Payable to custodian........           --        5,794             --       237,492             --
 Dividends payable...........           --           --             --            --        181,147
 Payable for investments
  purchased..................      136,291      647,746      2,192,019     6,074,720             --
 Unrealized depreciation on
  forward
  exchange contracts.........           --           --             --       915,832             --
 Advisory fees payable.......       47,504       51,392         46,080        72,911          7,795
 Consulting fees payable.....        7,193        8,566          5,993         9,242          1,949
 Administrative services fees
  payable....................        2,396        2,950          2,029         3,096            512
 Legal and audit fees
  payable....................       16,668       18,664         18,328        19,350          9,994
 Other accrued expenses......       34,941       29,226         26,362        87,098         10,932
                              ------------ ------------   ------------  ------------    -----------
    Total Liabilities........      244,993      764,338      2,290,811     7,419,741        212,329
                              ------------ ------------   ------------  ------------    -----------
NET ASSETS................... $176,587,180 $216,128,648   $150,526,710  $229,874,920    $46,676,957
                              ============ ============   ============  ============    ===========
NET ASSETS CONSIST OF:
 Shares of beneficial
  interest, at par value..... $     11,398 $     14,168   $     11,464  $     18,099    $     4,619
 Additional paid-in capital..  135,540,346  152,065,415    129,274,310   206,615,371     46,462,978
 Accumulated undistributed
  net investment income......       92,293          180         46,650       360,794            116
 Accumulated undistributed
  net realized gain/(loss) on
  investments, futures and
  foreign currency
  transactions...............   16,860,778   13,893,678     13,827,856     4,085,066       (254,870)
 Net unrealized
  appreciation/(depreciation)
  on investments, futures and
  foreign currency
  transactions...............   24,082,365   50,155,207      7,366,430    18,795,590        464,114
                              ------------ ------------   ------------  ------------    -----------
    Total Net Assets......... $176,587,180 $216,128,648   $150,526,710  $229,874,920    $46,676,957
                              ============ ============   ============  ============    ===========
SHARES OF BENEFICIAL
INTEREST:
 Shares of beneficial
  interest outstanding.......   11,397,618   14,167,790     11,464,044    18,099,305      4,618,693
                              ============ ============   ============  ============    ===========
 Net Asset Value, offering
  and redemption
  price per share............ $      15.49 $      15.25   $      13.13  $      12.70    $     10.11
                              ============ ============   ============  ============    ===========

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Statements of Operations
For the Year Ended June 30, 1998

                                                              SMALL
                                                          CAPITALIZATION INTERNATIONAL LIMITED DURATION
                              VALUE EQUITY  GROWTH EQUITY     EQUITY        EQUITY      MUNICIPAL BOND
                               PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO
                              ------------  ------------- -------------- ------------- ----------------
INVESTMENT INCOME:
 Interest...................  $   275,258    $   181,187   $   431,750    $   509,325     $2,411,317
 Dividends (net of foreign
  withholding tax of $6,572;
  $0; $0; $450,382 and $0,
  respectively).............    3,011,994      1,461,076     1,103,327      4,227,729             --
                              -----------    -----------   -----------    -----------     ----------
   Total Investment Income..    3,287,252      1,642,263     1,535,077      4,737,054      2,411,317
                              -----------    -----------   -----------    -----------     ----------
EXPENSES:
 Advisory fees..............      466,737        576,552       597,954        698,930         94,162
 Consulting fees............       74,299         96,094        69,076         87,636         23,541
 Administrative services
 fees.......................      148,594        192,182       138,149        175,266         39,787
 Custodian fees.............       21,672         47,802        26,458        138,183          6,673
 Audit and legal fees.......       21,270         37,256        36,727         29,338         18,534
 Registration and filing
 fees.......................       18,167         24,824        28,714         30,316         14,263
 Fund accounting fees.......        7,131         12,946        24,820         38,832         24,129
 Transfer agency fees.......        4,929          7,627        10,918          7,093          1,930
 Trustees' fees and
 expenses...................        5,025          6,112         9,293          5,579          1,765
 Organization expenses......        6,223          6,223         6,223          6,223          6,223
 Other expenses.............        5,025          8,607        18,346         18,679          9,046
                              -----------    -----------   -----------    -----------     ----------
 Total Expenses before
  waivers and expenses paid
  indirectly................      779,072      1,016,225       966,678      1,236,075        240,053
 Less: Expenses waived by
  administrator.............           --             --            --             --        (10,612)
 Less: Expenses paid
  indirectly................       (7,359)        (6,852)       (2,027)        (2,070)        (5,986)
                              -----------    -----------   -----------    -----------     ----------
   Total Net Expenses.......      771,713      1,009,373       964,651      1,234,005        223,455
                              -----------    -----------   -----------    -----------     ----------
 Net Investment Income......    2,515,539        632,890       570,426      3,503,049      2,187,862
                              -----------    -----------   -----------    -----------     ----------
NET REALIZED/UNREALIZED
GAIN/(LOSS) ON INVESTMENTS:
 Net realized gain/(loss) on
  investments, futures and
  foreign currency
  transactions..............   23,127,424     40,192,942    19,676,905      6,336,894        (91,196)
 Net change in unrealized
  appreciation/(depreciation)
  on investments, futures
  and foreign currency
  transactions..............    4,834,455     18,930,310    (5,878,984)     1,112,830        373,857
                              -----------    -----------   -----------    -----------     ----------
 Net realized/unrealized
  gain on investments,
  futures and foreign
  currency transactions.....   27,961,879     59,123,252    13,797,921      7,449,724        282,661
                              -----------    -----------   -----------    -----------     ----------
 Net increase in net assets
  resulting from
  operations................  $30,477,418    $59,756,142   $14,368,347    $10,952,773     $2,470,523
                              ===========    ===========   ===========    ===========     ==========

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Statements of Changes in Net Assets

                                                                                        SMALL CAPITALIZATION
                               VALUE EQUITY PORTFOLIO     GROWTH EQUITY PORTFOLIO         EQUITY PORTFOLIO
                              --------------------------  --------------------------  --------------------------
                                  YEAR          YEAR          YEAR          YEAR          YEAR          YEAR
                                 ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                                JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,
                                  1998          1997          1998          1997          1998          1997
                              ------------  ------------  ------------  ------------  ------------  ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income......  $  2,515,539  $  1,694,808  $    632,890  $    636,241  $    570,426  $    560,864
 Net realized gain/(loss) on
  investments, futures and
  foreign currency
  transactions..............    23,127,424    11,284,813    40,192,942     8,397,467    19,676,905     7,442,963
 Net change in unrealized
  appreciation/(depreciation)
  on investments, futures
  and foreign currency
  transactions..............     4,834,455    15,566,341    18,930,310    20,723,713    (5,878,984)    8,992,626
                              ------------  ------------  ------------  ------------  ------------  ------------
 Net increase in net assets
  resulting from
  operations................    30,477,418    28,545,962    59,756,142    29,757,421    14,368,347    16,996,453
                              ------------  ------------  ------------  ------------  ------------  ------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
 Net investment income......    (2,581,986)   (1,536,068)     (723,410)     (545,676)     (582,905)     (518,366)
 In excess of net investment
  income                                --            --      (115,822)           --            --            --
 Net realized gain on
  investments, futures and
  foreign currency
  transactions..............   (15,909,634)   (4,971,574)  (32,337,330)     (567,013)  (12,757,181)   (1,532,810)
                              ------------  ------------  ------------  ------------  ------------  ------------
 Net decrease in net assets
  resulting from
  distributions.............   (18,491,620)   (6,507,642)  (33,176,562)   (1,112,689)  (13,340,086)   (2,051,176)
                              ------------  ------------  ------------  ------------  ------------  ------------
SHARES OF BENEFICIAL
INTEREST:
 Proceeds from shares
  issued....................    79,850,717    33,669,862    60,460,192    42,079,726    52,923,820    44,305,033
 Proceeds from reinvestment
  of dividends..............    16,699,355     6,067,655    31,066,397       972,424    11,976,524     1,812,353
 Cost of shares redeemed....   (49,040,371)  (16,186,788)  (62,938,761)  (21,272,202)  (28,881,423)   (9,085,673)
                              ------------  ------------  ------------  ------------  ------------  ------------
 Net increase in net assets
  from shares of beneficial
  interest transactions.....    47,509,701    23,550,729    28,587,828    21,779,948    36,018,921    37,031,713
                              ------------  ------------  ------------  ------------  ------------  ------------
 Total increase in net
 assets.....................    59,495,499    45,589,049    55,167,408    50,424,680    37,047,182    51,976,990
NET ASSETS:
 Beginning of period........   117,091,681    71,502,632   160,961,240   110,536,560   113,479,528    61,502,538
                              ------------  ------------  ------------  ------------  ------------  ------------
 End of period..............  $176,587,180  $117,091,681  $216,128,648  $160,961,240  $150,526,710  $113,479,528
                              ============  ============  ============  ============  ============  ============

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Statements of Changes in Net Assets (continued)

                                    INTERNATIONAL             LIMITED DURATION
                                  EQUITY PORTFOLIO        MUNICIPAL BOND PORTFOLIO
                              --------------------------  --------------------------
                                  YEAR          YEAR          YEAR          YEAR
                                 ENDED         ENDED         ENDED         ENDED
                                JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,
                                  1998          1997          1998          1997
                              ------------  ------------  ------------  ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income......  $  3,503,049  $  2,087,933  $  2,187,862  $  1,577,857
 Net realized gain/(loss) on
  investments, futures and
  foreign currency
  transactions..............     6,336,894     7,069,870       (91,196)     (114,094)
 Net change in unrealized
  appreciation/(depreciation)
  on investments, futures
  and foreign currency
  transactions..............     1,112,830    12,845,826       373,857       176,715
                              ------------  ------------  ------------  ------------
 Net increase in net assets
  resulting from
  operations................    10,952,773    22,003,629     2,470,523     1,640,478
                              ------------  ------------  ------------  ------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
 Net investment income......    (7,034,223)   (2,087,933)   (2,187,862)   (1,577,856)
 In excess of net investment
  income....................            --      (470,570)           --            --
 Net realized gain on
  investments, futures and
  foreign currency
  transactions..............    (4,217,931)   (2,559,827)           --            --
                              ------------  ------------  ------------  ------------
 Net decrease in net assets
  resulting from
  distributions.............   (11,252,154)   (5,118,330)   (2,187,862)   (1,577,856)
                              ------------  ------------  ------------  ------------
SHARES OF BENEFICIAL
INTEREST:
 Proceeds from shares
  issued....................   104,993,738    58,555,291    77,839,730    59,269,604
 Proceeds from reinvestment
  of dividends..............    10,125,963     4,492,529     1,797,773     1,406,537
 Cost of shares redeemed....   (31,067,352)  (11,543,042)  (74,205,989)  (49,260,726)
                              ------------  ------------  ------------  ------------
 Net increase in net assets
  from shares of beneficial
  interest transactions.....    84,052,349    51,504,778     5,431,514    11,415,415
                              ------------  ------------  ------------  ------------
 Total increase in net
  assets....................    83,752,968    68,390,077     5,714,175    11,478,037
NET ASSETS:
 Beginning of period........   146,121,952    77,731,875    40,962,782    29,484,745
                              ------------  ------------  ------------  ------------
 End of period..............  $229,874,920  $146,121,952  $ 46,676,957  $ 40,962,782
                              ============  ============  ============  ============

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements -- June 30, 1998
  1. DESCRIPTION. The Hirtle Callaghan Trust ("Trust") is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Trust was organized as a Delaware business trust on December 15, 1994. The Trust currently offers five portfolios: The Value Equity Portfolio ("Value Portfolio") (commencement date August 25,
1995), The Growth Equity Portfolio ("Growth Portfolio") (commencement date August 8, 1995), The Small Capitalization Equity Portfolio ("Small Cap Portfolio") (commencement date September 5, 1995), The International Equity Portfolio ("International Portfolio") (commencement date August 17, 1995), and The Limited Duration Municipal Bond Portfolio ("Limited Duration Portfolio") (commencement date October 10, 1995). A registration statement relating to two new portfolios, the Intermediate Term Municipal Bond Portfolio and the Fixed Income Portfolio, has been approved and the Funds will commence operations on July 1, 1998.

  2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies followed by the Portfolios:

    A. Portfolio Valuation. The net asset value per share of the Portfolios is determined once on each business day as of the close of the New York Stock Exchange, which is normally 4 p.m. Eastern Time. Each Portfolio's net asset value per share is calculated by adding the value of all securities and other assets of the Portfolio, subtracting its liabilities and dividing the result by the number of its outstanding shares. In valuing the Trust's assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange or on NASDAQ are valued at the last sale price on the business day that such value is being determined. If there have been no sales on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Trust's Board of Trustees ("Board") shall determine in good faith to reflect the security's fair value. All other assets of each portfolio are valued in such manner as the Board in good faith deems appropriate to reflect their fair value. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. With the approval of the Board, any of the Portfolios may use a pricing service, bank, or broker-dealer experienced in such matters to value the Portfolio's securities.

    B. Securities Transactions and Investment Income. Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and accretion of discount on investments, is accrued daily, as earned.

    C. Dividend and Capital Gain Distributions to Shareholders. The Limited Duration Portfolio declares dividends from net investment income daily and distributes dividends on a monthly basis. The Value, Growth, and Small Cap Portfolios declare and distribute dividends from net investment income on a quarterly basis. The International Portfolio declares and distributes dividends from net investment income on a semi-annual basis. Net realized capital gains, if any, will be distributed at least annually for each Portfolio.

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 1998

    As of June 30, 1998, the following reclassifications have been made to increase/(decrease) such accounts with offsetting adjustments made to capital:

                                                               ACCUMULATED
                                            ACCUMULATED     UNDISTRIBUTED NET
                                         UNDISTRIBUTED NET REALIZED GAIN/(LOSS)
                                         INVESTMENT INCOME    ON INVESTMENTS
                                         ----------------- --------------------
        Growth Portfolio................      116,002            (115,957)
        Small Cap Portfolio.............       16,459             (16,459)
        International Portfolio.........      301,721            (301,721)
        Limited Duration Portfolio......          116                (116)

    D. Repurchase Agreements. Among the instruments that each of the Portfolios may use for temporary investment purposes are repurchase agreements. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase that security and the obligation of the Portfolio to resell that security at an agreed-upon price and time. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. The creditworthiness of those banks and non-bank dealers with which the respective Portfolios may enter into repurchase agreements are monitored in accordance with guidelines adopted by the Board, as is the market value of the securities underlying any repurchase agreement to ensure that the repurchase obligation of the seller is collateralized by an amount at least equal to the repurchase price including accrued interest. Repurchase agreements are considered to be loans under the 1940 Act.

    E. Organizational Expenses. Costs incurred in connection with the organization and initial registration of the Portfolios have been deferred and are being amortized on a straight-line basis over sixty months, beginning with each Portfolio's commencement of operations. In the event any of the initial shares of the Portfolios are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the proportion as the number of shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

    F. Calculation of Expenses. Expenses directly attributable to a Portfolio are charged to that Portfolio. Other expenses are allocated proportionately among the Portfolios in relation to the net assets of each Portfolio.

    G. Foreign Exchange Transactions. The books and records of the Portfolios are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statement of Operations:

      i) market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

      ii) purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

    H. Use of Estimates. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause results to differ from these amounts.

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 1998

    I. Other. The Portfolios maintain cash balances with their custodian and receive a reduction of their custody fees and expenses for the amount of interest earned on such uninvested cash balances. For financial reporting purposes, for the year ended June 30, 1998, the amounts recorded on the Statement of Operations as reduction of expenses were $7,359, $6,852, $2,027, $2,070 and $5,986 for the Value, Growth, Small Cap, International and Limited Duration Portfolios, respectively.

  3. INVESTMENT ADVISORY, CONSULTING AND ADMINISTRATIVE CONTRACTS. The Trust has entered into investment advisory contracts ("Portfolio Management Contracts") on behalf of each of the Portfolios with one or more Investment Managers. Each Investment Manager is responsible for providing a continuous program of investment management to, and placing all orders for, purchase and sale of securities and other instruments on behalf of the respective Portfolios they serve. Each Investment Manager earns a fee, accrued daily and paid monthly, based on average net assets of that portion of the portfolio managed.

  For the year ended June 30, 1998, the Value Portfolio paid the following investment advisory fees:

                                               AMOUNT             EFFECTIVE
ADVISER                                        EARNED   FEE         DATE
-------                                       -------- ----- -------------------
Hotchkis & Wiley............................. $174,556 0.30% 07/01/97 - 06/30/98
Institutional Capital Corp...................  292,181 0.30% 07/01/97 - 02/01/98
                                                       0.35% 02/02/98 - 06/30/98
                                              -------- -----
                                              $466,737 0.31%
                                              ======== =====

  For the year ended June 30, 1998, the Growth Portfolio paid the following investment advisory fees:

                                               AMOUNT             EFFECTIVE
ADVISER                                        EARNED   FEE         DATE
-------                                       -------- ----- -------------------
Jennison Associates LLC...................... $379,252 0.30% 07/01/97 - 06/30/98
Westfield Capital Management Co..............   46,774 0.30% 07/01/97 - 09/30/97
Goldman Sachs Asset Management...............  150,526 0.30% 10/01/97 - 06/30/98
                                              -------- -----
                                              $576,552 0.30%
                                              ======== =====

  For the year ended June 30, 1998, the Small Cap Portfolio paid the following investment advisory fees:

                                               AMOUNT             EFFECTIVE
ADVISER                                        EARNED   FEE         DATE
-------                                       -------- ----- -------------------
Frontier Capital Management Co............... $346,569 0.45% 07/01/97 - 06/30/98
Clover Capital Management....................  203,946 0.45% 07/01/97 - 03/31/98
Geewax, Terker & Co..........................   47,439 0.30% 04/01/98 - 06/30/98
                                              -------- -----
                                              $597,954 0.43%
                                              ======== =====

  For the year ended June 30, 1998, the International Portfolio paid the following investment advisory fees:

                                             AMOUNT              EFFECTIVE
ADVISER                                      EARNED   FEE          DATE
-------                                     -------- -----  -------------------
Brinson Partners, Inc...................... $698,930 0.40%  07/01/97 - 05/05/98
                                            ========
                                                     0.40%* 05/06/98 - 06/30/98
                                                     -----
                                                     0.40%
                                                     =====

*Tiered fee of 0.40% on first $200 million of assets: 0.35% on the next $100 million of assets; and 0.30% on assets over $300 million.

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 1998

  For the year ended June 30, 1998, the Limited Duration Portfolio paid the following investment advisory fees:

                                               AMOUNT             EFFECTIVE
ADVISER                                        EARNED   FEE         DATE
-------                                        ------- ----- -------------------
Morgan Grenfell Capital Mgmt., Inc............ $94,162 0.20% 07/01/97 - 06/30/98

  The Trust has conditionally approved an amendment to the Portfolio Management Contract between GSAM and the Trust relating to the Growth Portfolio. Under the amendment ("Performance Fee Amendment"), GSAM would be compensated based, in part, on the investment results achieved. Implementation of the Performance Fee Amendment, however, is subject to receipt of certain assurances from the staff of the SEC that such implementation will not be viewed by the SEC staff as inconsistent with the requirements of the Investment Advisers Act. There can be no assurance that such relief will be granted by the SEC. If the Performance Fee Amendment is implemented, it could, under certain circumstances, increase or decrease the fee paid to GSAM, when compared to the current fixed fee arrangement and could result in the payment of incentive compensation during periods of declining markets.

  Pursuant to a consulting agreement between the Trust and Hirtle Callaghan & Company, Inc. ("HCCI"), HCCI is paid a fee calculated and accrued daily and paid monthly at annual rates of 0.05% of average net assets per Portfolio. HCCI makes its officers available to serve as officers and/or Trustees of the Trust, provides office space sufficient for the Trust's principal office, and monitors the performance of various investment management organizations, including the Investment Managers. HCCI does not have investment discretion with respect to Trust assets but is an investment adviser to the Trust for purposes of the 1940 Act.

  BISYS Fund Services ("BISYS") is responsible for providing the Portfolios with administrative, fund accounting, dividend and capital gains disbursing agent and transfer agency services. Effective October 1, 1997, the Administration, Fund Accounting and Transfer Agency Agreements were amended to provide that BISYS would receive as compensation for administration, fund accounting and transfer agency services an all inclusive fee ("Omnibus Fee") of 0.10% of the Portfolio's average net assets attributable to the Value, Growth, Small Cap and International Portfolios and 0.08% of the Portfolio's average net assets attributable to the Limited Duration Portfolio and any additional fixed income portfolios created in the future plus reimbursement for certain out-of-pocket expenses. The Omnibus fee is accrued daily and payable on a monthly basis.

  For the period July 1, 1997 through September 30, 1997, Administration services were provided to the Trust by BISYS under the terms of an Administration Agreement ("Administration Agreement") between BISYS and the Trust. Pursuant to the Administration Agreement, BISYS received from the Trust an annual fee, accrued daily and payable monthly, of 0.10% of the average net assets of the Trust. During the period July 1, 1997 through September 30, 1997, BISYS agreed to voluntarily waive fees in the Limited Duration Portfolio in the amount of $10,612. Portfolio accounting services were provided to the Trust under a Fund Accounting Agreement between the Trust and BISYS ("Fund Accounting Agreement"). Pursuant to the Fund Accounting Agreement, BISYS received a fee of $150,000 per year, plus reimbursement of certain out-of-pocket expenses for services provided to the Trust's portfolios. Transfer agency services and dividend and capital gain disbursing agent services were provided to the Trust under a Transfer Agency Agreement between the Trust and BISYS ("Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, BISYS received a fee of $15.00 per account per year, plus reimbursement for certain out-of-pocket expenses.

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 1998

  4. PURCHASE AND SALE TRANSACTIONS. The aggregate amount of purchases and sales of investment securities, other than short-term securities, for the year ended June 30, 1998, were as follows:

                                                        PURCHASES      SALES
                                                       ------------ ------------
        Value......................................... $155,602,778 $123,856,461
        Growth........................................ 179,264, 004  183,983,304
        Small Cap.....................................  162,763,981  134,367,674
        International.................................  135,397,566   61,154,868
        Limited Duration..............................   32,892,605   17,923,470

  5. SHARES OF BENEFICIAL INTEREST. The Trust is authorized to issue unlimited shares of beneficial interest with a par value of $0.001 each. Transactions in shares of the Portfolios for the year ended June 30, 1998, were as follows:

                                                                             LIMITED
                            VALUE       GROWTH    SMALL CAP   INTERNATIONAL  DURATION
                          ----------  ----------  ----------  ------------- ----------
Beginning balance.......   8,125,355  11,771,630   8,760,246   11,375,857    4,081,395
                          ----------  ----------  ----------   ----------   ----------
Shares issued...........   5,260,584   4,185,101   3,879,786    8,295,351    7,707,605
Shares issued in
 reinvestment of
 dividends
 and distributions......   1,198,241   2,490,784     938,615      876,795      177,992
Shares redeemed.........  (3,186,562) (4,279,725) (2,114,603)  (2,448,698)  (7,348,299)
                          ----------  ----------  ----------   ----------   ----------
Net increase in shares..   3,272,263   2,396,160   2,703,798    6,723,448      537,298
                          ----------  ----------  ----------   ----------   ----------
Ending balance..........  11,397,618  14,167,790  11,464,044   18,099,305    4,618,693
                          ==========  ==========  ==========   ==========   ==========
  Transactions in shares of the Portfolios for the year ended June 30, 1997, were as follows:
                                                                             LIMITED
                            VALUE       GROWTH    SMALL CAP   INTERNATIONAL  DURATION
                          ----------  ----------  ----------  ------------- ----------
Beginning balance.......   6,228,426   9,930,197   5,557,917    6,906,122    2,947,568
                          ----------  ----------  ----------   ----------   ----------
Shares issued...........   2,653,857   3,481,209   3,801,423    5,060,425    5,907,089
Shares issued in
 reinvestment of
 dividends
 and distributions......     491,934      78,400     151,374      382,178      140,290
Shares redeemed.........  (1,248,862) (1,718,176)   (750,468)    (972,868)  (4,913,552)
                          ----------  ----------  ----------   ----------   ----------
Net increase in shares..   1,896,929   1,841,433   3,202,329    4,469,735    1,133,827
                          ----------  ----------  ----------   ----------   ----------
Ending balance..........   8,125,355  11,771,630   8,760,246   11,375,857    4,081,395
                          ==========  ==========  ==========   ==========   ==========

  6. DERIVATIVE INSTRUMENTS. The International Portfolio may invest in various financial instruments including positions in forward currency contracts, currency swaps and purchased foreign currency options. The Portfolio enters into such contracts for the purpose of hedging exposure to changes in foreign currency exchange rates on its holdings.

  A forward currency contract ("forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward is closed, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward was open. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 1998

  Forward foreign exchange contracts may involve market or credit risk in excess of the amounts reflected on the Fund's statement of assets and liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward contracts held at June 30, 1998 are recorded for financial reporting purposes as unrealized gains and losses by the Funds.

  The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Cash or securities are deposited with brokers in order to maintain a position. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized.

  The use of futures contracts involves, to varying degrees, elements of market risk. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

  7. FEDERAL INCOME TAXES. It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

  As of June 30, 1998, the Limited Duration Portfolio has capital loss carryforwards available to offset future capital gains, if any, of $48,759 expiring in 2004, $42,671 expiring in 2005 and $108,281 expiring in 2006. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

  Capital losses incurred after October 31, within a Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Limited Duration Portfolio incurred $55,158 in Post-October Capital Losses and will elect to defer such capital losses. The International Portfolio incurred $836,055 in Post-October Currency Losses and will elect to defer such currency losses.

  8. FEDERAL INCOME TAXES INFORMATION (Unaudited). During the fiscal year ended June 30, 1998, the Funds declared mid-term capital gain distributions and long-term capital gain distributions as follows:

                                                          MID-TERM   LONG-TERM
                                                            28%         20%
                                                         ---------- -----------
        Value Portfolio................................. $4,057,372 $ 2,065,696
        Growth Portfolio................................  8,278,034  14,247,231
        Small Cap Portfolio.............................  4,982,832   1,939,884
        International Portfolio.........................  1,961,876   1,818,709

  For corporate shareholders the following percentage of the total ordinary income distributions paid during the fiscal year ended June 30, 1998 qualify for the corporate dividend received deduction for the following funds: Value Portfolio 21.53%, Growth Portfolio 17.13% and Small Cap Portfolio 16.42%.

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 1998

  9. SPECIAL SHAREHOLDER MEETING (Unaudited).

    1. On January 12, 1998, a special meeting of the shareholders of The Hirtle Callaghan Trust was held to consider various proposals. The shareholders approved each of the following proposals (with actual vote tabulations):

      A. The engagement of Goldman Sachs Asset Management ("GSAM") to provide portfolio management services to the Growth Portfolio pursuant to a portfolio management contract between the Trust and GSAM. A total of 11,147,128 shares were voted with respect to this proposal. All ballots were cast, in person or by proxy, in favor of the proposal, with no abstentions.

      B. An amendment to the portfolio management contract between GSAM and the Trust relating to the Growth Portfolio, pursuant to which amendment GSAM would be compensated, in part, on the investment results achieved by it. (See Note 3.) A total of 11,147,128 shares were voted with respect to this proposal. All ballots were cast, in person or by proxy, in favor of the proposal, with no abstentions.

      C. An amendment to the Portfolio Management Agreement between the Trust and Institutional Capital Corporation ("ICAP") relating to the Value Portfolio, which amendment increased the fee to which ICAP is entitled for its services to the Value Portfolio. A total of 8,377,637 shares were voted with respect to this proposal. All ballots were cast, in person or by proxy, in favor of the proposal, with no abstentions.

    2. On June 15, 1998, a special meeting of the shareholders of The Hirtle Callaghan Trust was held to consider the engagement of Geewax, Terker & Company ("Geewax") to provide portfolio management services to the Small Cap Portfolio pursuant to a portfolio management contract between the Trust and Geewax. A total of 10,028,521 shares were voted with respect to this proposal. All ballots were cast, in person or by proxy, in favor of the proposal, with no abstentions.

THE HIRTLE CALLAGHAN TRUST
Financial Highlights
For a share outstanding throughout each period

                                                                                                SMALL CAPITALIZATION
                             VALUE EQUITY PORTFOLIO          GROWTH EQUITY PORTFOLIO              EQUITY PORTFOLIO
                           ----------------------------     ----------------------------     ----------------------------
                             YEAR      YEAR     PERIOD        YEAR      YEAR     PERIOD        YEAR      YEAR     PERIOD
                            ENDED     ENDED     ENDED        ENDED     ENDED     ENDED        ENDED     ENDED     ENDED
                           JUNE 30,  JUNE 30,  JUNE 30,     JUNE 30,  JUNE 30,  JUNE 30,     JUNE 30,  JUNE 30,  JUNE 30,
                             1998      1997    1996(a)        1998      1997    1996(b)        1998      1997    1996(c)
                           --------  --------  --------     --------  --------  --------     --------  --------  --------
Net Asset Value,
 Beginning of Period.....  $  14.41  $  11.48  $ 10.00      $  13.67  $  11.13  $  10.00     $  12.95  $  11.07  $ 10.00
                           --------  --------  -------      --------  --------  --------     --------  --------  -------
Income from Investment
 Operations:
 Net investment income...      0.24      0.23     0.22          0.04      0.06      0.04         0.06      0.07     0.10
 Net realized and
  unrealized gain on
  investments, futures
  and foreign currency
  transactions...........      2.87      3.65     1.51          4.37      2.58      1.13         1.54      2.11     1.07
                           --------  --------  -------      --------  --------  --------     --------  --------  -------
 Total from investment
  operations.............      3.11      3.88     1.73          4.41      2.64      1.17         1.60      2.18     1.17
                           --------  --------  -------      --------  --------  --------     --------  --------  -------
Distributions to
 Shareholders from:
 Net investment income...     (0.25)    (0.21)   (0.22)        (0.04)    (0.05)    (0.04)       (0.06)    (0.07)   (0.10)
 In excess of net
  investment income......        --        --       --         (0.02)       --        --           --        --       --
 Net realized gain on
  investments, futures
  and foreign currency
  transactions...........     (1.78)    (0.74)   (0.03)        (2.77)    (0.05)       --        (1.36)    (0.23)      --
                           --------  --------  -------      --------  --------  --------     --------  --------  -------
 Total distribution to
  shareholders...........     (2.03)    (0.95)   (0.25)        (2.83)    (0.10)    (0.04)       (1.42)    (0.30)   (0.10)
                           --------  --------  -------      --------  --------  --------     --------  --------  -------
Net Asset Value, End of
 Period..................  $  15.49  $  14.41  $ 11.48      $  15.25  $  13.67  $  11.13     $  13.13  $  12.95  $ 11.07
                           ========  ========  =======      ========  ========  ========     ========  ========  =======
Total Return.............     23.42%    35.28%   17.28%(e)     37.00%    23.83%    11.69%(e)    12.66%    19.88%   11.82%(e)
Ratios to Average Net
 Assets/Supplemental
 Data:
 Net assets, end of
  period (in thousands)..  $176,587  $117,092  $71,503      $216,129  $160,961  $110,537     $150,527  $113,480  $61,503
 Ratio of expenses to
  average net assets.....      0.52%     0.63%    0.63%(d)      0.53%     0.55%     0.63%(d)     0.70%     0.78%    0.78%(d)
 Ratio of net investment
  income to average net
  assets.................      1.69%     1.89%    2.55%(d)      0.33%     0.49%     0.46%(d)     0.41%     0.68%    1.33%(d)
 Ratio of expenses to
  average net assets*....      0.52%     0.65%    0.68%(d)      0.53%     0.55%     0.68%(d)     0.70%     0.78%    0.90%(d)
 Portfolio turnover
  rate...................     86.45%    97.39%   92.00%(e)     95.07%    80.47%    80.00%(e)   103.41%    54.16%   38.00%(e)

--------
* During the period, certain fees were voluntarily reduced and/or waived. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) For the period August 25, 1995 (commencement of operations) through June 30, 1996.
(b) For the period August 8, 1995 (commencement of operations) through June 30, 1996.
(c) For the period September 5, 1995 (commencement of operations) through June 30, 1996.
(d) Annualized.
(e) Not annualized.

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Financial Highlights
For a share outstanding throughout each period

                                INTERNATIONAL               LIMITED DURATION MUNICIPAL
                               EQUITY PORTFOLIO                   BOND PORTFOLIO
                          -----------------------------     ----------------------------
                            YEAR       YEAR     PERIOD        YEAR      YEAR     PERIOD
                           ENDED      ENDED     ENDED        ENDED     ENDED     ENDED
                          JUNE 30,   JUNE 30,  JUNE 30,     JUNE 30,  JUNE 30,  JUNE 30,
                            1998       1997    1996(a)        1998      1997    1996(b)
                          --------   --------  --------     --------  --------  --------
Net Asset Value,
Beginning of Period.....  $  12.84   $  11.26  $ 10.00      $ 10.04   $ 10.00   $ 10.00
                          --------   --------  -------      -------   -------   -------
Income from Investment
Operations:
 Net investment income..      0.16       0.22     0.16         0.47      0.48      0.35
 Net realized and
  unrealized gain on
  investments, futures
  and foreign currency
  transactions..........      0.49       1.92     1.35         0.07      0.04      0.01
                          --------   --------  -------      -------   -------   -------
 Total from Investment
 Operations.............      0.65       2.14     1.51         0.54      0.52      0.36
                          --------   --------  -------      -------   -------   -------
Distributions to
Shareholders from:
 Net investment income..      (0.47)    (0.22)   (0.24)       (0.47)    (0.48)    (0.36)
 In excess of net
 investment income......        --      (0.04)      --           --        --        --
 Net realized gain on
  investments, futures
  and foreign currency
  transactions..........     (0.32)     (0.30)   (0.01)          --        --        --
                          --------   --------  -------      -------   -------   -------
 Total Distributions to
 Shareholders...........     (0.79)     (0.56)   (0.25)       (0.47)    (0.48)    (0.36)
                          --------   --------  -------      -------   -------   -------
Net Asset Value, End of
Period..................  $  12.70   $  12.84  $ 11.26      $ 10.11   $ 10.04   $ 10.00
                          ========   ========  =======      =======   =======   =======
Total Return............      5.91%     19.61%   15.15%(d)     5.48%     5.34%     3.60%(d)
Ratios to Average Net
Assets/Supplemental
Data:
 Net assets, end of
 period (in thousands)..  $229,875   $146,122  $77,732      $46,677   $40,963   $29,485
 Ratio of expenses to
 average net assets.....      0.70%      0.78%    0.81%(c)     0.47%     0.52%     0.53%(c)
 Ratio of net investment
 income to average net
 assets.................      2.00%      1.97%    1.75%(c)     4.65%     4.78%     4.78%(c)
 Ratio of expenses to
 average net assets*....      0.71%      0.78%    0.92%(c)     0.51%     0.68%     0.81%(c)
 Portfolio Turnover
 Rate...................     36.80%     29.85%   15.00%(d)    42.50%    44.57%   116.00%(d)

--------
* During the period, certain fees were voluntarily reduced and/or waived. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) For the period August 17, 1995 (commencement of operations) through June 30, 1996.
(b) For the period October 10, 1995 (commencement of operations) through June 30, 1996.
(c) Annualized.
(d) Not annualized.

See accompanying notes to financial statements.

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF THE   HIRTLE CALLAGHAN TRUST

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Value Equity, Growth Equity, Small Capitalization Equity, International Equity and Limited Duration Municipal Bond Portfolios of the Hirtle Callaghan Trust (the "Trust") at June 30, 1998, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
August 7, 1998

                           THE HIRTLE CALLAGHAN TRUST

TRUSTEES

DONALD E. CALLAGHAN*

JONATHAN J. HIRTLE*

ROSS H. GOODMAN

JARRETT B. KLING

DAVID M. SPUNGEN*

RICHARD W. WORTHAM

* "Interested Person" as that term is defined in the Investment Company Act of 1940.

--------------------------------------------------------------------------------

SPONSOR                              COUNSEL
                                     Drinker Biddle & Reath LLP
Hirtle Callaghan & Co., Inc.         Philadelphia National Bank Building
575 East Swedesford Road             1345 Chestnut Street
Wayne, Pennsylvania 19087            Philadelphia, Pennsylvania 19107


ADMINISTRATOR AND DISTRIBUTOR        INDEPENDENT ACCOUNTANTS
BISYS Fund Services
3435 Stelzer Road                    PricewaterhouseCoopers LLP
Columbus, Ohio 43219                 2400 Eleven Penn Center

                                     Philadelphia, Pennsylvania 19103
CUSTODIAN
Bankers Trust Company
14 Wall Street
New York, New York 10005

This report is for the information of the shareholders of The Hirtle Callaghan Trust. Its use in connection with any offering of the Trust's shares is authorized only in case of a concurrent or prior delivery of the Trust's current prospectus.


8/98